UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/2009

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus/Standish Fixed Income Fund
Dreyfus/Standish Global Fixed Income Fund
Dreyfus/Standish International Fixed Income Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
26	Statement of Financial Futures
27	Statement of Options Written
28	Statement of Assets and Liabilities
29	Statement of Operations
30	Statement of Changes in Net Assets
31	Financial Highlights
32	Notes to Financial Statements
52	Report of Independent Registered Public Accounting Firm
53	Important Tax Information
54	Board Members Information
56	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/Standish
Fixed Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present to you this annual report for Dreyfus/Standish Fixed Income Fund, covering the 12-month period from January 1, 2009, through December 31, 2009.

The U.S. and global bond markets ended 2009 with healthy annual gains among higher yielding market sectors, but U.S.Treasury securities and other sovereign bonds from developed nations gave back a portion of their previous gains.The bond market’s advance was driven partly by government intervention and partly by improving investor sentiment as the global economy staged a gradual, but sustained, recovery from a severe recession and banking crisis. After four consecutive quarters of contraction, the U.S. economy returned to growth during the third quarter of 2009, buoyed by greater manufacturing activity to replenish depleted inventories and satisfy export demand.The slumping housing market also showed signs of renewed life later in the year when home sales and prices rebounded modestly. However, economic headwinds remain, including a high unemployment rate and the prospect of anemic consumer spending.

As 2010 begins, our Chief Economist, as well as many securities analysts and portfolio managers have continued to find opportunities and survey potential challenges across the various fixed-income markets, both domestic and international. While no one can predict the future, we believe that the 2010 investment environment will likely require a broader range of investment considerations relative to last year.As always, your financial adviser can help you determine the mix of investments that may be best suited to helping you achieve your goals at a level of risk that is comfortable for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation

2

January 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through December 31, 2009, as provided by David Bowser, CFA, and Peter Vaream, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2009, Dreyfus/Standish Fixed Income Fund’s Class I shares achieved a total return of 18.32%.1 In comparison, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.93% for the same period.2

After bottoming early in the year,higher yielding sectors of the U.S.bond market rallied during 2009 as credit markets thawed and investors began to anticipate an economic recovery. Conversely, U.S.Treasury securities gave back some of the gains achieved during a “flight to quality” in late 2008.The fund produced a higher return than its benchmark over the reporting period, primarily due to strong results from investment-grade corporate bonds, high yield bonds and commercial mortgages.

The Fund’s Investment Approach

The fund seeks to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily seeks capital appreciation. To achieve this, the fund invests, under normal circumstances, at least 80% of net assets in fixed-income securities issued by U.S. and foreign governments and companies.

The fund invests primarily in investment-grade securities,but may invest up to 15% of assets in below investment-grade securities, sometimes referred to as junk bonds. The fund will not invest in securities rated lower than B at the time of purchase. In this instance, we will attempt to select fixed-income securities that have the potential to be upgraded.

Sustained Market Rally Erased Earlier Losses

2009 began in the midst of a global banking crisis and deep recession that produced steep declines among higher yielding bonds, including mortgage-backed, asset-backed and corporate securities. In contrast, U.S.Treasury securities had rallied amid a “flight to quality.”

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The Federal Reserve Board (the “Fed”) and U.S. government responded aggressively to the downturn. In early 2009, government officials rescued struggling automakers, and Congress passed the $787 billion American Recovery and Reinvestment Act of 2009.The Fed continued to inject massive amounts of liquidity into the banking system, and it purchased mortgage- and asset-backed debt through new programs such as the Term Asset-Backed Securities Loan Facility (TALF). In addition, the Fed maintained its target for the overnight federal funds rate at an all-time low range of between 0% and 0.25%.

Investor sentiment began to improve as it became clearer in March 2009 that these remedial measures had helped to avert a collapse of the U.S. banking system. Investors capitalized on attractive valuations among higher yielding fixed-income securities, sparking sustained rallies that were particularly impressive for high yield bonds, investment-grade corporate bonds, emerging market debt securities and certain commercial mortgage-backed securities. Residential mortgage-backed securities also rebounded, in part due to massive purchases by the Fed. Conversely, U.S.Treasury securities gave back some of their earlier gains.

Sector Allocation Strategy Produced Strong Results

The fund began the reporting period with underweighted exposure to U.S.Treasury securities and overweighted positions in investment-grade corporate bonds, high yield bonds and commercial mortgage-backed securities. These higher yielding market sectors led the 2009 rebound. The fund’s holdings in the investment-grade corporate sector were broadly diversified across industry groups, and we maintained a relatively conservative security selection strategy to mitigate some of the risk inherent in overweighted exposure to the sector.The fund’s holdings of lower-rated high yield bonds emphasized issuers that we believed had sound underlying assets, including a number of opportunities in the health care and utilities industry groups. The fund’s positions in commercial mortgages focused on AAA-rated, seasoned securities with average maturity in the five- to six-year range. The fund also benefited from its holdings of high-quality asset-backed securities and emerging market debt.

4

In order to focus on adding value through our sector allocation and security selection strategies, we generally maintained the fund’s interest-rate strategies—including its average duration and yield-curve positioning—in a range that was roughly in line with the benchmark Although a modestly longer-than-average effective duration early in the year was a mild drag on performance, any resulting shortfall was offset by income produced from the sale of options designed to capture differences between implied and actual price volatility.

Maintaining a Disciplined Approach to Security Selection

As of the reporting period’s end, we have maintained the fund’s sector allocation strategy, as we believe that higher yielding bonds have room for further gains while a subpar U.S. economic recovery continues to gain traction. However, we are aware that the bulk of the bond market rally probably is behind us, and we expect the Fed to pare back some of its remedial programs in 2010. Therefore, we believe that security selection will become a more critical determinant of fund performance over the foreseeable future, an environment to which our research-intensive approach may be particularly well suited.

January 15, 2010

The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
Effective September 1, 2009, the single class shares of Dreyfus/Standish Fixed Income Fund were re-designated as Class I shares.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to a voluntary undertaking in effect, which may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate Bond (Hedged) Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-
10 years.The Index does not include fees and expenses to which the fund is subject.

The Fund 5

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class I shares of Dreyfus/Standish Fixed Income Fund on 12/31/99 to a $10,000 investment made in the Barclays Capital U.S. Aggregate Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

Effective September 1, 2009, the single class shares of Dreyfus/Standish Fixed Income Fund were re-designated as Class I shares.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average of maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish Fixed Income Fund from July 1, 2009 to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2009†

Expenses paid per $1,000††	$ 2.70
Ending value (after expenses)	$1,098.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2009†

Expenses paid per $1,000††	$ 2.60
Ending value (after expenses)	$1,022.63

† Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.

Expenses are equal to the fund’s annualized expense ratio of .51% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

December 31, 2009

	Coupon	Maturity	Principal
Bonds and Notes—110.3%	Rate (%)	Date	Amount ($)		Value ($)
Advertising—.2%
Lamar Media,
Gtd. Notes	6.63	8/15/15	408,000		397,800
Aerospace & Defense—.1%
L-3 Communications,
Gtd. Notes, Ser. B	6.38	10/15/15	300,000		302,625
Agriculture—.9%
Altria Group,
Gtd. Notes	9.70	11/10/18	945,000		1,170,003
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	890,000		937,466
					2,107,469
Asset-Backed Ctfs./
Auto Receivables—3.6%
Americredit Automobile Receivables
Trust, Ser. 2008-AF, Cl. A2A	4.47	1/12/12	452,978	[a]	455,936
Americredit Prime Automobile
Receivables, Ser. 2007-2M, Cl. A3	5.22	6/8/12	1,251,979		1,271,068
Americredit Prime Automobile
Receivables, Ser. 2007-1, Cl. E	6.96	3/8/16	894,110	[b]	744,931
Capital Auto Receivables Asset
Trust, Ser. 2007-SN2, Cl. A4	1.26	5/16/11	1,210,000	[b,c]	1,212,415
Capital One Auto Finance Trust,
Ser. 2007-C, Cl. A3A	5.13	4/16/12	1,279,518		1,304,420
Ford Credit Auto Owner Trust,
Ser. 2006-C, Cl. C	5.47	9/15/12	490,000		514,731
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. D	7.05	12/15/13	600,000	[b]	628,292
Hyundai Auto Receivables Trust,
Ser. 2006-B, Cl. D	5.41	5/15/13	82,915		82,374
JPMorgan Auto Receivables Trust,
Ser. 2008-A, Cl. D	5.22	1/15/11	666,396	[b]	660,874
Wachovia Auto Loan Owner Trust,
Ser. 2007-1, Cl. C	5.45	10/22/12	300,000		306,209
Wachovia Auto Loan Owner Trust,
Ser. 2007-1, Cl. D	5.65	2/20/13	1,725,000		1,744,366
					8,925,616

8

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Credit Cards—1.0%
Bank of America Credit Card Trust,
Ser. 2007-B4, Cl. B4	0.32	9/15/12	1,000,000	[c]	995,836
Citibank Credit Card Issuance
Trust, Ser. 2006-C4, Cl. C4	0.45	1/9/12	600,000	[a,c]	599,854
Washington Mutual Master Note
Trust, Ser. 2007-B1, Cl. B1	4.95	3/17/14	785,000	[b]	791,794
					2,387,484
Asset-Backed Ctfs./
Home Equity Loans—1.7%
Bayview Financial Acquisition
Trust, Ser. 2005-B, Cl. 1A6	5.21	4/28/39	148,607	[c]	139,273
Carrington Mortgage Loan Trust,
Ser. 2005-NC5, Cl. A2	0.55	10/25/35	553,797	[c]	509,560
Citigroup Mortgage Loan Trust,
Ser. 2005-HE1, Cl. M1	0.66	5/25/35	281,685	[a,c]	274,875
Citigroup Mortgage Loan Trust,
Ser. 2005-WF1, Cl. A5	5.01	2/25/35	131,560	[c]	111,479
Citigroup Mortgage Loan Trust,
Ser. 2005-WF2, Cl. AF7	5.25	8/25/35	1,668,209	[c]	1,256,842
First Franklin Mortgage Loan Asset
Backed Certificates,
Ser. 2005-FF2, Cl. M1	0.63	3/25/35	487,857	[c]	468,470
Home Equity Asset Trust,
Ser. 2005-2, Cl. M1	0.68	7/25/35	221,641	[c]	214,663
Mastr Asset Backed Securities
Trust, Ser. 2006-AM1, Cl. A2	0.36	1/25/36	188,039	[a,c]	181,070
Morgan Stanley Capital,
Ser. 2004-NC1, Cl. M2	1.78	12/27/33	336,620	[c]	258,265
Option One Mortgage Loan Trust,
Ser. 2004-2, Cl. M2	1.28	5/25/34	188,065	[c]	144,739
Securitized Asset Backed
Receivables, Ser. 2004-OP2, Cl. M2	1.28	8/25/34	817,246	[c]	564,377
Terwin Mortgage Trust,
Ser. 2006-9HGA, Cl. A1	0.31	10/25/37	46,698	[a,b,c]	46,721
					4,170,334

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Manufactured Housing—.4%
Green Tree Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	122,499	[a]	122,767
Vanderbilt Mortgage Finance,
Ser. 1999-A, Cl. 1A6	6.75	3/7/29	1,030,000	[c]	964,724
					1,087,491
Auto Parts & Equipment—.3%
Goodyear Tire & Rubber,
Gtd. Notes	8.63	12/1/11	720,000	[d]	750,600
Banks—6.4%
American Express,
Sr. Unscd. Notes	7.25	5/20/14	1,090,000		1,231,090
American Express Credit,
Sr. Unscd. Notes	5.13	8/25/14	220,000		232,060
American Express Credit,
Sr. Unscd. Notes, Ser. C	7.30	8/20/13	260,000		292,444
Barclays Bank,
Sr. Unscd. Notes, Ser. 1	5.00	9/22/16	160,000		163,722
Barclays Bank,
Sub. Notes	10.18	6/12/21	500,000	[b]	646,518
Capital One Bank USA,
Sub. Notes	8.80	7/15/19	450,000		532,640
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	1,655,000		1,717,124
Citigroup,
Unscd. Notes	8.50	5/22/19	650,000		751,839
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	590,000		602,740
Goldman Sachs Group,
Sub. Notes	5.63	1/15/17	390,000		398,904
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	860,000		886,788
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	945,000		1,017,496
Manufacturers &
Traders Trust,
Sub. Notes	5.59	12/28/20	625,000	[c]	545,793
MBNA,
Sr. Unscd. Notes	6.13	3/1/13	435,000		461,821

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Banks (continued)
Merrill Lynch & Co.,
Sub. Notes	5.70	5/2/17	1,970,000		1,933,787
Morgan Stanley,
Sr. Unscd. Notes	6.60	4/1/12	805,000		876,295
NB Capital Trust IV,
Bank Gtd. Cap. Secs.	8.25	4/15/27	265,000		264,338
PNC Funding,
Bank Gtd. Notes	6.70	6/10/19	620,000		694,998
Sovereign Bancorp,
Sr. Unscd. Notes	4.80	9/1/10	577,000	[a]	589,228
Wells Fargo Capital XIII,
Gtd. Bonds	7.70	12/29/49	2,005,000	[c]	1,954,875
					15,794,500
Beverages—1.1%
Anheuser-Busch InBev Worldwide,
Gtd. Notes	8.20	1/15/39	1,385,000	[b]	1,756,921
Diageo Capital,
Gtd. Notes	7.38	1/15/14	710,000		822,064
					2,578,985
Chemicals—.5%
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	595,000		711,110
Lubrizol,
Sr. Unscd. Notes	8.88	2/1/19	485,000		603,980
					1,315,090
Commercial & Professional
Services—1.1%
Aramark,
Gtd. Notes	8.50	2/1/15	712,000		736,920
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	1,425,000	[b]	1,441,533
Iron Mountain,
Sr. Sub. Notes	8.38	8/15/21	600,000		622,500
					2,800,953
Commercial Mortgage
Pass-Through Ctfs.—11.3%
Bayview Commercial Asset Trust,
Ser. 2006-SP1, Cl. A1	0.50	4/25/36	128,477	[b,c]	111,509

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Bayview Commercial Asset Trust,
Ser. 2006-SP2, Cl. A	0.51	1/25/37	948,604	[b,c]	506,972
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A	0.59	4/25/34	250,872	[b,c]	181,750
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. B1	1.33	11/25/35	105,421	[b,c]	37,196
Bayview Commercial Asset Trust,
Ser. 2006-2A, Cl. B2	1.70	7/25/36	313,839	[b,c]	108,686
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. B2	1.93	4/25/36	159,812	[b,c]	56,646
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. B3	3.23	11/25/35	210,903	[b,c]	68,998
Bayview Commercial Asset Trust,
Ser. 2005-4A, Cl. B3	3.73	1/25/36	70,818	[b,c]	16,362
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T12, Cl. A3	4.24	8/13/39	1,771,107	[a,c]	1,775,907
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T26, Cl. A4	5.47	1/12/45	1,015,000	[c]	962,581
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. AAB	5.69	9/11/38	875,000	[c]	897,983
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T28, Cl. A4	5.74	9/11/42	1,275,000	[c]	1,230,490
Bear Stearns Commercial Mortgage
Securities, Ser. 1998-C1, Cl. A2	6.44	6/16/30	891	[a]	890
Credit Suisse/Morgan Stanley
Commercial Mortgage Certificates,
Ser. 2006-HC1A, Cl. A1	0.42	5/15/23	955,393	[a,b,c]	841,200
Crown Castle Towers,
Ser. 2006-1A, Cl. AFX	5.24	11/15/36	2,725,000	[a,b]	2,806,750
Crown Castle Towers,
Ser. 2006-1A, Cl. B	5.36	11/15/36	620,000	[a,b]	635,500
Crown Castle Towers,
Ser. 2006-1A, Cl. C	5.47	11/15/36	1,555,000	[a,b]	1,589,988
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	610,000	[b]	616,100
Crown Castle Towers,
Ser. 2006-1A, Cl. D	5.77	11/15/36	950,000	[b]	971,375

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
CS First Boston Mortgage
Securities, Ser. 2004-C3, Cl. A3	4.30	7/15/36	228,264		228,741
CS First Boston Mortgage
Securities, Ser. 2005-C4, Cl. AAB	5.07	8/15/38	1,050,000	[c]	1,065,596
First Union National Bank
Commercial Mortgage,
Ser. 2001-C2, Cl. A2	6.66	1/12/43	494,390	[a]	512,541
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. B	0.48	3/6/20	2,965,000	[a,b,c]	2,593,610
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. E	0.67	3/6/20	1,120,000	[a,b,c]	956,653
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. K	1.28	3/6/20	650,000	[b,c]	529,134
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2003-CB7, Cl. A3	4.45	1/12/38	750,000		755,334
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP5, Cl. A2	5.20	12/15/44	1,485,000	[a]	1,496,530
JPMorgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. B	7.15	12/5/27	225,000	[b]	220,326
JPMorgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. C	7.44	12/5/27	825,000	[b,c]	798,210
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C7, Cl. A2	3.99	10/15/29	175,749		175,749
Merrill Lynch Mortgage Trust,
Ser. 2005-LC1, Cl. A2	5.20	1/12/44	675,892	[c]	688,542
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A2	5.38	11/12/37	350,000	[a,c]	353,252
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2006-2, Cl. A4	6.10	6/12/46	1,110,000	[c]	1,091,804
Morgan Stanley Capital I,
Ser. 2005-HQ5, Cl. A2	4.81	1/14/42	174,557	[a]	174,503
Morgan Stanley Capital I,
Ser. 2007-T27, Cl. A4	5.80	6/11/42	760,000	[c]	735,249

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Morgan Stanley Dean Witter Capital
I, Ser. 2001-PPM, Cl. A2	6.40	2/15/31	7,637	[a]	7,863
Morgan Stanley Dean Witter Capital
I, Ser. 2001-PPM, Cl. A3	6.54	2/15/31	9,328	[a]	9,639
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	375,000	[b]	382,500
TIAA Seasoned Commercial
Mortgage Trust,
Ser. 2007-C4, Cl. A3	6.07	8/15/39	940,000	[c]	975,845
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C16, Cl. A2	4.38	10/15/41	309,806	[a]	312,697
					27,481,201
Diversified Financial Services—5.7%
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	610,000	[c,d]	541,375
BSKYB Finance UK,
Gtd. Notes	6.50	10/15/35	825,000	[b]	844,092
Caterpillar Financial Services,
Sr. Unscd. Notes	7.15	2/15/19	855,000		990,406
Discover Financial Services,
Sr. Unscd. Notes	10.25	7/15/19	1,050,000		1,229,778
Ford Motor Credit,
Sr. Unscd. Notes	8.00	12/15/16	1,195,000		1,198,160
Fresenius US Finance II,
Gtd. Notes	9.00	7/15/15	775,000	[b]	856,375
General Electric Capital,
Sr. Unscd. Notes	0.38	10/21/10	825,000	[a,c,d]	825,780
General Electric Capital,
Sr. Unscd. Notes	4.38	9/21/15	850,000		861,650
Harley-Davidson Funding,
Gtd. Notes	5.75	12/15/14	1,145,000	[b]	1,163,722
Hutchison Whampoa International,
Gtd. Notes	5.75	9/11/19	695,000	[b]	707,167
Hutchison Whampoa International,
Gtd. Notes	7.63	4/9/19	305,000	[b]	351,662
Invesco,
Gtd. Notes	5.38	2/27/13	595,000		605,970

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
Jefferies Group,
Sr. Unscd. Notes	7.75	3/15/12	633,000		685,011
Leucadia National,
Sr. Unscd. Notes	7.00	8/15/13	420,000		423,675
Leucadia National,
Sr. Unscd. Notes	7.13	3/15/17	950,000		902,500
Pearson Dollar Finance Two,
Gtd. Notes	6.25	5/6/18	1,240,000	[b]	1,304,096
Reynolds Group Escrow,
Sr. Scd. Notes	7.75	10/15/16	520,000	[b]	534,300
					14,025,719
Electric Utilities—2.7%
AES,
Sr. Unscd. Notes	7.75	10/15/15	1,215,000		1,239,300
AES,
Sr. Unscd. Notes	8.00	10/15/17	70,000		72,188
Consumers Energy,
First Mortgage Bonds, Ser. B	5.38	4/15/13	465,000		499,663
Enel Finance International,
Gtd. Notes	5.70	1/15/13	550,000	[b]	593,990
Enel Finance International,
Gtd. Bonds	6.25	9/15/17	1,295,000	[b]	1,426,014
FirstEnergy,
Sr. Unscd. Notes, Ser. B	6.45	11/15/11	49,000		52,564
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	548,000		596,785
Nevada Power,
Mortgage Notes	6.50	8/1/18	775,000		831,842
NiSource Finance,
Gtd. Notes	5.25	9/15/17	760,000	[d]	748,686
NRG Energy,
Gtd. Notes	7.38	1/15/17	650,000		653,250
					6,714,282
Environmental Control—1.1%
Allied Waste North America,
Gtd. Notes, Ser. B	7.13	5/15/16	250,000		266,591

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Environmental Control (continued)
Allied Waste North America,
Gtd. Notes	7.25	3/15/15	360,000		376,605
Republic Services,
Gtd. Notes	5.50	9/15/19	515,000	[b]	523,935
Veolia Environnement,
Sr. Unscd. Notes	5.25	6/3/13	620,000		656,219
Waste Management,
Sr. Unscd. Notes	7.00	7/15/28	596,000		643,606
Waste Management,
Sr. Unscd. Notes	7.38	8/1/10	260,000	[a]	269,363
					2,736,319
Food & Beverages—.9%
Kraft Foods,
Sr. Unscd. Notes	6.88	2/1/38	635,000		668,478
Stater Brothers Holdings,
Gtd. Notes	7.75	4/15/15	595,000	[d]	606,900
Stater Brothers Holdings,
Gtd. Notes	8.13	6/15/12	670,000		680,050
SUPERVALU,
Sr. Unscd. Bonds	7.50	11/15/14	75,000		76,313
SUPERVALU,
Sr. Unscd. Notes	8.00	5/1/16	195,000		198,900
					2,230,641
Foreign/Governmental—1.5%
Federal Republic of Brazil,
Sr. Unscd. Bonds	6.00	1/17/17	1,160,000		1,258,600
Province of Quebec Canada,
Unscd. Notes	4.60	5/26/15	585,000	[d]	619,933
Republic of Italy,
Sr. Unscd. Notes	5.38	6/12/17	595,000		636,325
State of Qatar,
Sr. Notes	4.00	1/20/15	515,000	[b]	518,863
United Mexican States,
Sr. Unscd. Notes	5.63	1/15/17	744,000		779,340
					3,813,061
Forest Products & Paper—.3%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	315,000	[b]	320,513
Georgia-Pacific,
Gtd. Notes	8.25	5/1/16	485,000	[b]	516,525
					837,038

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care—1.5%
Boston Scientific,
Sr. Notes	6.00	1/15/20	503,000		514,918
Boston Scientific,
Sr. Notes	6.25	11/15/15	785,000		847,800
Boston Scientific,
Sr. Notes	7.38	1/15/40	180,000		193,995
Community
Health Systems,
Gtd. Notes	8.88	7/15/15	715,000		741,812
Davita,
Gtd. Notes	6.63	3/15/13	727,000	[d]	732,452
Quest Diagnostic,
Sr. Notes	5.75	1/30/40	600,000		584,330
					3,615,307
Insurance—2.9%
ACE INA Holdings,
Gtd. Notes	5.80	3/15/18	745,000		794,020
Cincinnati Financial,
Sr. Notes	6.13	11/1/34	49,000		43,387
Jackson National Life
Global Funding,
Sr. Scd. Notes	5.38	5/8/13	785,000	[b]	797,788
Lincoln National,
Sr. Unscd. Notes	0.33	3/12/10	1,285,000	[a,c]	1,282,981
MetLife,
Sr. Unscd. Notes	5.00	6/15/15	1,098,000		1,156,228
Nippon Life Insurance,
Sub. Notes	4.88	8/9/10	1,000,000	[b]	1,003,953
Prudential Financial,
Sr. Unscd. Notes	4.75	9/17/15	970,000		984,814
Prudential Financial,
Sr. Unscd. Notes	6.63	12/1/37	175,000		179,962
Willis North America,
Gtd. Notes	6.20	3/28/17	440,000		436,810
Willis North America,
Gtd. Notes	7.00	9/29/19	390,000		397,816
					7,077,759
Manufacturing—.3%
Bombardier,
Sr. Unscd. Notes	8.00	11/15/14	750,000	[b]	782,813

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Media—5.2%
Cablevision Systems,
Sr. Unscd. Notes, Ser. B	8.00	4/15/12	100,000		106,250
Clear Channel Worldwide,
Sr. Notes	9.25	12/15/17	15,000	[b]	15,375
Clear Channel Worldwide,
Sr. Notes	9.25	12/15/17	470,000	[b]	486,450
Cox Communications,
Sr. Unscd. Notes	6.25	6/1/18	575,000	[b]	613,026
CSC Holdings,
Sr. Unscd. Notes	8.50	4/15/14	560,000	[b,d]	599,200
CSC Holdings,
Sr. Unscd. Notes	8.63	2/15/19	430,000	[b]	464,938
DirecTV Holdings,
Gtd. Notes	5.88	10/1/19	220,000	[b]	224,174
DirecTV Holdings,
Gtd. Notes	7.63	5/15/16	610,000		667,276
Discovery Communications,
Gtd. Notes	5.63	8/15/19	255,000		263,782
Dish DBS,
Gtd. Notes	7.75	5/31/15	900,000		947,250
News America,
Gtd. Notes	6.15	3/1/37	720,000		718,669
News America,
Gtd. Notes	6.65	11/15/37	515,000		545,770
News America Holdings,
Gtd. Debs	7.70	10/30/25	945,000		989,282
Reed Elsevier Capital,
Gtd. Notes	4.63	6/15/12	1,070,000		1,112,879
TCI Communications,
Sr. Unscd. Bonds	7.88	2/15/26	765,000		859,554
Time Warner,
Gtd. Notes	5.88	11/15/16	1,960,000		2,118,834
Time Warner Cable,
Gtd. Notes	5.85	5/1/17	955,000		1,004,886
Time Warner Cable,
Gtd. Notes	6.75	7/1/18	865,000		951,809
					12,689,404

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Mining—1.2%
BHP Billiton Finance USA,
Gtd. Notes	6.50	4/1/19	335,000	384,946
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	590,000	646,936
Rio Tinto Finance USA,
Gtd. Notes	5.88	7/15/13	645,000	696,535
Teck Resources,
Sr. Scd. Notes	10.25	5/15/16	505,000	590,850
Teck Resources,
Sr. Scd. Notes	10.75	5/15/19	495,000	594,000
				2,913,267
Office And Business Equipment—.2%
Xerox,
Sr. Unscd. Notes	5.50	5/15/12	235,000	248,491
Xerox,
Sr. Unscd. Notes	5.65	5/15/13	335,000	349,323
				597,814
Oil & Gas—3.1%
Anadarko Petroleum,
Sr. Unscd. Notes	8.70	3/15/19	565,000	703,982
Chesapeake Energy,
Gtd. Notes	7.50	6/15/14	255,000	261,375
Chesapeake Energy,
Gtd. Notes	9.50	2/15/15	1,565,000	1,725,413
EQT,
Sr. Unscd. Notes	8.13	6/1/19	240,000	277,758
Husky Energy,
Sr. Unscd. Notes	7.25	12/15/19	585,000	677,256
Marathon Oil,
Sr. Unscd. Notes	7.50	2/15/19	370,000	427,746
Newfield Exploration,
Sr. Sub. Notes	7.13	5/15/18	165,000	167,475
Petro-Canada,
Sr. Unscd. Notes	6.80	5/15/38	680,000	752,046
Petrohawk Energy,
Gtd. Notes	7.88	6/1/15	80,000	81,200

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Oil & Gas (continued)
Petrohawk Energy,
Gtd. Notes	9.13	7/15/13	80,000		84,000
Petrohawk Energy,
Gtd. Notes	10.50	8/1/14	385,000		422,538
Range Resouces,
Gtd. Notes	8.00	5/15/19	895,000		962,125
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	565,000		613,554
Valero Energy,
Gtd. Notes	9.38	3/15/19	320,000		381,218
					7,537,686
Packaging & Containers—.4%
Crown Americas,
Gtd. Notes	7.63	11/15/13	288,000	[d]	298,800
Owens-Brockway Glass Container,
Gtd. Notes	6.75	12/1/14	650,000		667,875
Owens-Brockway Glass Container,
Gtd. Notes	7.38	5/15/16	100,000	[d]	103,750
					1,070,425
Pipelines—1.2%
ANR Pipeline,
Sr. Unscd. Notes	7.00	6/1/25	10,000		10,565
El Paso,
Sr. Unscd. Notes	7.00	6/15/17	400,000		398,717
El Paso,
Sr. Unscd. Notes	8.25	2/15/16	760,000		815,100
Kinder Morgan
Energy Partners,
Sr. Unscd. Notes	6.85	2/15/20	895,000		994,643
Plains All American Pipeline,
Gtd. Notes	5.75	1/15/20	610,000		611,607
					2,830,632
Racetracks—.2%
Penn National Gaming,
Sr. Sub. Notes	8.75	8/15/19	575,000	[b]	590,813
Real Estate—3.2%
Boston Properties,
Sr. Unscd. Notes	5.63	4/15/15	645,000		664,693
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	375,000		361,935

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Real Estate (continued)
Federal Realty Investment Trust,
Sr. Unscd. Notes	6.00	7/15/12	380,000		396,741
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	230,000		222,131
Healthcare Realty Trust,
Sr. Unscd. Notes	8.13	5/1/11	575,000		604,244
HRPT Properties Trust,
Sr. Unscd. Notes	0.85	3/16/11	541,000	[a,c]	502,591
Liberty Property,
Sr. Unscd. Notes	5.50	12/15/16	290,000		268,091
Mack-Cali Realty,
Sr. Unscd. Notes	5.05	4/15/10	485,000	[a]	487,945
Mack-Cali Realty,
Sr. Unscd. Notes	5.13	1/15/15	196,000		187,536
Mack-Cali Realty,
Sr. Unscd. Notes	5.25	1/15/12	340,000		348,168
National Retail Properties,
Sr. Unscd. Notes	6.15	12/15/15	565,000		554,818
Prologis,
Sr. Unscd. Notes	6.63	5/15/18	560,000		531,921
Regency Centers,
Gtd. Notes	5.25	8/1/15	187,000		179,258
Regency Centers,
Gtd. Notes	5.88	6/15/17	330,000		305,829
Simon Property Group,
Sr. Unscd. Notes	5.00	3/1/12	742,000		767,331
Simon Property Group,
Sr. Unscd. Notes	5.75	5/1/12	236,000		248,052
WEA Finance,
Sr. Notes	7.13	4/15/18	895,000	[b]	980,082
WEA Finance,
Gtd. Notes	7.50	6/2/14	245,000	[b]	275,959
					7,887,325
Residential Mortgage
Pass-Through Ctfs.—.2%
Impac Secured Assets CMN Owner
Trust, Ser. 2006-1, Cl. 2A1	0.58	5/25/36	552,361	[a,c]	424,071
Structured Asset Mortgage
Investments, Ser. 1998-2, Cl. B	5.48	4/30/30	24,668	[a,c]	17,017
					441,088

The Fund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Retail—.9%
Autozone,
Sr. Unscd. Notes	5.75	1/15/15	560,000		607,984
CVS Pass-Through Trust,
Pass Thru Certificates	8.35	7/10/31	486,668	[b]	536,853
Home Depot,
Sr. Unscd. Notes	5.88	12/16/36	499,000		483,258
Staples,
Gtd. Notes	9.75	1/15/14	570,000		695,112
					2,323,207
State/Territory
General Obligations—2.3%
Erie Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	6.00	6/1/28	835,000		692,908
Michigan Tobacco Settlement
Finance Authority,
Tobacco Settlement
Asset-Backed Bonds	7.31	6/1/34	1,690,000		1,352,456
State of California
Build America Taxable
Various Purpose, Bonds	7.55	4/1/39	1,205,000		1,168,934
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	2,753,000		2,321,880
					5,536,178
Steel—.3%
Arcelormittal,
Sr. Unscd. Notes	9.85	6/1/19	585,000		757,882
Telecommunications—2.6%
AT & T,
Sr. Unscd. Notes	5.60	5/15/18	1,465,000		1,537,822
CC Holdings,
Sr. Scd. Notes	7.75	5/1/17	1,180,000	[b]	1,262,600
Cellco Partnership,
Sr. Unscd. Notes	5.55	2/1/14	1,420,000		1,542,503
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	630,000		663,206
Telecom Italia Capital,
Gtd. Notes	7.72	6/4/38	305,000		352,253

22

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Telecommunications (continued)
Verizon Communications,
Sr. Unscd. Notes	7.35	4/1/39	605,000	704,164
Wind Acquisition Finance,
Sr. Notes	11.75	7/15/17	370,000 [b]	406,075
				6,468,623
Textiles—.4%
Mohawk Industries,
Sr. Unscd. Notes	6.25	1/15/11	970,000	999,100
Transportation—.1%
Norfolk Southern,
Sr. Unscd. Notes	5.75	4/1/18	145,000	153,636
U.S. Government Agencies—.4%
Federal National Mortgage
Association, Bonds, Ser. 1	4.75	11/19/12	853,000 [d,e]	924,077
U.S. Government Agencies/
Mortgage-Backed—32.8%
Federal Home Loan Mortgage Corp.:
3.50%, 9/1/10			168,254 [e]	169,485
4.50%, 4/1/10			13,522 [e]	13,650
5.50%, 1/1/34—7/1/38			1,078,152 [e]	1,132,945
6.00%, 6/1/22—11/1/37			310,154 [e]	330,306
7.00%, 11/1/31			169,480 [e]	186,642
Federal National Mortgage Association:
4.50%			6,650,000 [e,f]	6,639,613
5.00%			24,820,000 [e,f]	25,510,188
5.50%			19,110,000 [e,f]	20,100,384
6.00%			8,930,000 [e,f]	9,499,594
3.53%, 7/1/10			1,191,815 [e]	1,202,574
4.00%, 5/1/10			534,323 [e]	539,145
4.06%, 6/1/13			48,000 [e]	49,684
4.50%, 11/1/14			9,611 [e]	9,925
4.90%, 1/1/14			392,024 [e]	414,860
5.00%, 10/1/11—1/1/36			2,914,686 [e]	3,002,865
5.50%, 11/1/24—9/1/34			2,815,840 [e]	2,965,968
6.00%, 7/1/17—1/1/38			4,481,099 [e]	4,754,200
6.50%, 12/1/15			3,090 [e]	3,327
7.00%, 11/1/31—6/1/32			33,717 [e]	37,229
7.50%, 2/1/29—11/1/29			4,838 [e]	5,443
8.50%, 6/1/12			1,097 [e]	1,157
Ser. 2002-T11, Cl. A, 4.77%, 4/25/12			11,925 [a,e]	12,187
Ser. 2002-T3, Cl. A, 5.14%, 12/25/11			338,370 [a,e]	338,566

The Fund 23

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association I:
6.00%, 1/15/32	2,030	2,169
6.50%, 7/15/32	4,806	5,178
8.00%, 8/15/25—11/15/26	26,160	30,002
9.00%, 2/15/21	11,071	12,657
Ser. 2004-57, Cl. A, 3.02%, 1/16/19	429,212 [a]	432,336
Ser. 2004-77, Cl. A, 3.40%, 3/16/20	173,432 [a]	174,250
Ser. 2005-9, Cl. A, 4.03%, 5/16/22	814,490 [a]	829,116
Ser. 2006-9, Cl. A, 4.20%, 8/16/26	1,724,190 [a]	1,767,239
		80,172,884
U.S. Government Securities—10.1%
U.S. Treasury Bonds;
4.25%, 5/15/39	3,190,000	2,993,617
U.S. Treasury Notes:
0.88%, 4/30/11	5,370,000 [a]	5,378,812
1.00%, 8/31/11	7,500,000	7,506,157
2.50%, 3/31/13	1,155,000	1,181,619
3.50%, 2/15/18	2,283,000	2,264,987
3.88%, 10/31/12	4,860,000 [a,d]	5,172,867
		24,498,059
Total Bonds and Notes
(cost $265,801,143)		270,325,187

Short-Term Investments—12.4%
U.S. Government Agency—11.6%
Federal Home Loan Bank
0.02%, 1/25/10	28,500,000 [a]	28,499,829
U.S. Treasury Bills—.8%
0.02%, 1/14/10	1,950,000 [a]	1,949,988
Total Short-Term Investments
(cost $30,449,621)		30,449,817

Other Investment—2.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,473,984)	5,473,984 [g]	5,473,984

24

Investment of Cash Collateral
for Securities Loaned—4.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $11,417,823)	11,417,823 [g]	11,417,823
Total Investments (cost $313,142,571)	129.6%	317,666,811
Liabilities, Less Cash and Receivables	(29.6%)	(72,497,780)
Net Assets	100.0%	245,169,031

a Held by broker as collateral for open financial futures and options positions.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities had a total market value of $40,660,817 or 16.6% of net assets.
c Variable rate security—interest rate subject to periodic change.
d Security, or portion thereof, on loan. At December 31, 2009, the total market value of the fund’s securities on loan is
$11,069,633 and the total market value of the collateral held by the fund is $11,417,823.
e On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
f Purchased on a forward commitment basis.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Corporate Bonds	45.0	Asset/Mortgage-Backed	18.2
U.S. Government & Agencies	43.3	Municipals	2.3
Short-Term/		Foreign/Governmental	1.5
Money Market Investments	19.3		129.6

† Based on net assets.
See notes to financial statements.

The Fund 25

STATEMENT OF FINANCIAL FUTURES

December 31, 2009

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 12/31/2009 ($)
Financial Futures Long
U.S. Treasury 5 Year Notes	54	6,176,672	March 2010	(99,576)
U.S. Long Bond	76	8,768,500	March 2010	(351,039)
Financial Futures Short
U.S. Treasury 2 Year Notes	1	(216,266)	March 2010	1,545
U.S. Treasury 10 Year Notes	109	(12,584,391)	March 2010	398,201
Gross Unrealized Appreciation				399,746
Gross Unrealized Depreciation				(450,615)

See notes to financial statements.

26

STATEMENT OF OPTIONS WRITTEN
December 31, 2009

	Face Amount
	Covered by
	Contracts ($)	Value ($)
Call Options:
10-Year USD LIBOR-BBA,
September 2012 @ 4.50	12,000,000 [a]	(522,091)
5-Year USD LIBOR-BBA,
January 2010 @ 2.73	4,865,000 [a]	(2,457)
10-Year USD LIBOR-BBA,
December 2010 @ 3.545	2,440,000 [a]	(31,168)
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	12,000,000 [a]	(630,112)
Put Options:
10-Year USD LIBOR-BBA,
September 2012 @ 4.50	12,000,000 [a]	(1,018,895)
5-Year USD LIBOR-BBA,
January 2010 @ 2.73	4,865,000 [a]	(68,481)
10-Year USD LIBOR-BBA,
December 2010 @ 5.045	2,440,000 [a]	(64,983)
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	12,000,000 [a]	(916,984)
(Premiums received $3,332,537)		(3,255,171)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

The Fund 27

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $11,069,633)—Note 1(c):
Unaffiliated issuers	296,250,764	300,775,004
Affiliated issuers	16,891,807	16,891,807
Cash		2,356,842
Dividends and interest receivable		2,289,140
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		56,694
Receivable for shares of Beneficial Interest subscribed		38,940
		322,408,427
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		138,722
Payable for investment securities purchased		62,221,138
Liability for securities on loan—Note 1(c)		11,417,823
Outstanding options written, at value (premiums received
$3,332,537)—See Statement of Options Written—Note 4		3,255,171
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		81,279
Payable for shares of Beneficial Interest redeemed		51,841
Payable for futures variation margin—Note 4		10,844
Accrued expenses		62,578
		77,239,396
Net Assets ($)		245,169,031
Composition of Net Assets ($):
Paid-in capital		268,413,751
Accumulated undistributed investment income—net		1,575,433
Accumulated net realized gain (loss) on investments		(29,346,305)
Accumulated net unrealized appreciation (depreciation)
on investments, options transactions, financial futures and
foreign currency transactions [including ($50,869)
net unrealized (depreciation) on financial futures]		4,526,152
Net Assets ($)		245,169,031
Class I Shares Outstanding[a]
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		12,387,336
Net Asset Value, offering and redemption price per share ($)		19.79

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

28

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment Income ($):
Income:
Interest	12,700,151
Income from securities lending—Note 1(c)	63,414
Dividends	13,726
Total Income	12,777,291
Expenses:
Investment advisory fee—Note 3(a)	982,635
Administrative service fees—Note 3(b)	79,628
Professional fees	106,146
Custodian fees—Note 3(c)	94,550
Accounting and administration fees—Note 3(a)	45,000
Registration fees	33,871
Prospectus and shareholders’ reports	31,214
Trustees’ fees and expenses—Note 3(d)	28,097
Shareholder servicing costs—Note 3(c)	19,535
Loan commitment fees—Note 2	11,394
Interest expense—Note 2	21
Miscellaneous	61,430
Total Expenses	1,493,521
Less—reduction in investment advisory fee due to undertaking—Note 3(a)	(234,830)
Less—reduction in fees due to earnings credits—Note 1(c)	(445)
Net Expenses	1,258,246
Investment Income—Net	11,519,045
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(15,478,516)
Net realized gain (loss) on options transactions	1,257,883
Net realized gain (loss) on financial futures	1,615,256
Net realized gain (loss) on swap transactions	228,800
Net realized gain (loss) on forward foreign currency exchange contracts	466,038
Net Realized Gain (Loss)	(11,910,539)
Net unrealized appreciation (depreciation) on investments, options transactions, financial futures, swap transactions and foreign currency transactions [including
($2,754,042) net unrealized (depreciation) on financial futures, $107,126 net unrealized appreciation on options transactions, ($241,234) net unrealized
(depreciation) on swap transactions and ($118,126) net unrealized
(depreciation) on forward foreign currency exchange contracts]	39,698,782
Net Realized and Unrealized Gain (Loss) on Investments	27,788,243
Net Increase in Net Assets Resulting from Operations	39,307,288

See notes to financial statements.

The Fund 29

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009[a]	2008
Operations ($):
Investment income—net	11,519,045	21,904,971
Net realized gain (loss) on investments	(11,910,539)	(11,302,018)
Net unrealized appreciation
(depreciation) on investments	39,698,782	(29,080,065)
Net Increase (Decrease) in Net Assets
Resulting from Operations	39,307,288	(18,477,112)
Dividends to Shareholders from ($):
Investment income—net	(11,179,541)	(19,851,849)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	42,041,649	23,413,889
Dividends reinvested	8,767,115	13,684,047
Cost of shares redeemed	(144,509,127)	(253,599,379)[b]
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(93,700,363)	(216,501,443)
Total Increase (Decrease) in Net Assets	(65,572,616)	(254,830,404)
Net Assets ($):
Beginning of Period	310,741,647	565,572,051
End of Period	245,169,031	310,741,647
Undistributed investment income—net	1,575,433	1,061,417
Capital Share Transactions (Shares):
Shares sold	2,231,266	1,228,451
Shares issued for dividends reinvested	470,198	735,348
Shares redeemed	(8,047,865)	(13,516,112)
Net Increase (Decrease) in Shares Outstanding	(5,346,401)	(11,552,313)

a	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b	Includes redemption-in-kind amounting to $26,531,547.
See notes to financial statements.

30

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	17.52	19.31	19.61	19.66	20.08
Investment Operations:
Investment income—net[b]	.85	.88	.96	.93	.82
Net realized and unrealized
gain (loss) on investments	2.29	(1.81)	(.26)	(.10)	(.23)
Total from Investment Operations	3.14	(.93)	.70	.83	.59
Distributions:
Dividends from investment income—net	(.87)	(.86)	(1.00)	(.88)	(1.01)
Net asset value, end of period	19.79	17.52	19.31	19.61	19.66
Total Return (%)	18.32	(5.00)	3.64	4.38	2.96
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60	.52	.51[c]	.50[c]	.49[c]
Ratio of net expenses
to average net assets	.50	.50	.50	.50	.49
Ratio of net investment income
to average net assets	4.62	4.72	4.93	4.75	4.09
Portfolio Turnover Rate[d]	361.73	443	430[e]	382[e]	380[e]
Net Assets, end of period ($ x 1,000)	245,169	310,742	565,572	559,572	455,891

a	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Includes the fund’s share of The Standish Mellon Fixed Income Portfolio’s (the “Portfolio”) allocated expenses.
d	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2009,
2008, 2007, 2006 and 2005 were 93.83%, 72%, 166%, 139% and 106%, respectively.
e	On October 25, 2007, the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the
Portfolio and received the Portfolio’s securties and cash in exchange for its interest in the Portfolio. Effective October 26,
2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents activity of both the fund and the Portfolio for 2007. The amounts shown for 2005-2006 are rates for the Portfolio.
See notes to financial statements.

The Fund 31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish Fixed Income Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering twelve series, including the fund. The fund’s investment objective is to achieve a high level of current income while preserving principal and maintaining liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.

The Board ofTrustees approved, effective September 1, 2009, the redesignation of the fund’s shares as Class I shares. Class I shares are sold primarily to bank trust departments and other financial service providers, including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class I shares are offered without a front end sales charge or contingent deferred sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s

32

financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options that are traded on an exchange are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

business day. Options traded over-the-counter are valued at the mean between the bid and the asked price. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

34

The following is a summary of the inputs used as of December 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds	—	110,887,714	—	110,887,714
U.S. Government
Agencies/Mortgage
Backed	—	109,596,790	—	109,596,790
Asset-Backed	—	16,570,925	—	16,570,925
Commercial Mortgage—
Backed	—	27,481,201	—	27,481,201
Municipal Bonds	—	5,536,178	—	5,536,178
Foreign Government	—	3,813,061	—	3,813,061
U.S. Treasury	—	26,448,047	—	26,448,047
Residential
Mortgage—Backed	—	441,088	—	441,088
Mutual Funds	16,891,807	—	—	16,891,807
Other Financial
Instruments†	399,746	56,694	—	456,440
Liabilities ($)
Other Financial
Instruments†	(450,615)	(3,336,450)	—	(3,787,065)

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The following is a reconciliation of the change in the value of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments	Investments in
	in Private	Asset-Backed
	Investment Fund ($)††	Security ($)
Balance as of 12/31/2008	1,983,334	526,725
Realized gain (loss)	—	—
Change in unrealized
appreciation (depreciation)	—	(82,376)
Net purchases (sales)	(1,983,334)	—
Transfers in and/or out of Level 3	—	(444,349)
Balance as of 12/31/2009	—	—
†† Investment in BlackRock Cash Strategies Fund LLC. See Note 1(c).

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

36

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2009, The Bank of New York Mellon earned $34,146 from lending portfolio securities, pursuant to the securities lending agreement.

Until December 10, 2007, all cash collateral received by the fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended.To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through January 22, 2009, the securities lending agent effected such with-

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

drawals and the cash proceeds from such withdrawals by the fund were reinvested in the shares of the Dreyfus Fund. As of January 22, 2009, the final withdrawal was reinvested in the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

38

As of and during the period ended December 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,543,750, accumulated capital losses $29,254,068 and unrealized appreciation $4,500,367. In addition, the fund had $34,769 of capital losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any realized subsequent to December 31, 2009. If not applied, $963,957 of the carryover expires in fiscal 2014, $3,009,464 expires in fiscal 2015, $10,847,262 expires in fiscal 2016 and $14,433,385 expires in fiscal 2017. It’s uncertain whether the fund will be able to realize the benefits of the remaining capital loss carryovers before they expire.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2009 and December 31, 2008 were as follows: ordinary income $11,179,541 and $19,851,849, respectively.

During the period ended December 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage-backed securities, foreign currency transactions and expirations of capital loss carryovers, the fund increased accumulated undistributed investment income-net by $174,512, increased accumulated net realized gain (loss) on investments by $35,810,510 and decreased paid-in capital by $35,985,022. Net assets and net asset value per share were not affected by this reclassification.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. Prior to September 24, 2009, the Trust had entered into two separate agreements with The Bank of New York Mellon that enabled the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million under an uncommitted line of credit.

The average amount of borrowings outstanding under the Facilities and lines of credit during the period ended December 31, 2009, was approximately $1,600 with a related weighted average annualized interest rate of 1.30%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is based on the value of the fund’s average net assets and is computed at the following annual rates: .40% of the first $250 million; .35% of the next $250 million and .30% in excess of $500 million. The Manager had undertaken from January 1, 2009 through December 31, 2009, to reduce the investment advisory fee paid by the fund, to the extent that the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, do not exceed an annual rate of .50% of the value of the fund’s average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $234,830 during the period ended December 31, 2009.

40

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. During the period ended December 31, 2009, the fund was charged $45,000 for administration and fund accounting services pursuant to the agreement.

(b) The fund may pay administrative service fees.These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the fund may pay each Plan Administrator an administrative service fee in an amount of up to .15% (on an annualized basis) of the fund’s average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator. During the period ended December 31, 2009, the fund was charged $79,628.The fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the fund or cooperate with the distributor’s promotional efforts.

(c) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2009, the fund was charged $14,118 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

ended December 31, 2009, the fund was charged $445 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2009, the fund was charged $94,550 pursuant to the custody agreement.

During the period ended December 31, 2009, the fund was charged $6,681 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $108,230, custodian fees $25,291, chief compliance officer fees $5,011 and transfer agency per account fees $190.

(d) Prior to January 1, 2010, each Trustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-end Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-end Funds will pay eachTrustee who is not an“interested person”of theTrust (as defined in the 1940 Act) $60,000 per annum, plus $7,000 per joint Board Group Open-end Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-end Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the 1940 Act) for

42

travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-end Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-end Funds and Dreyfus High Yield Strategies Fund. The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable by certain other series of the Trust to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward contracts, options transactions and swap transactions, during the period ended December 31, 2009, amounted to $1,060,996,076 and $1,201,235,381, respectively, of which $785,772,593 in purchases and $788,361,157 in sales were from mortgage dollar roll transactions.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of December 31, 2009 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1]	399,746	Interest rate risk[1,2]	(3,705,786)
Foreign currency risk[3]	56,694	Foreign currency risk[4]	(81,279)
Gross fair value of
derivatives contracts	456,440		(3,787,065)

Statement of Assets and Liabilities location:
1	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Outstanding options written, at value.
3	Unrealized appreciation on forward foreign currency exchange contracts.
4	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2009 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[5]	Options[6]	Contracts[7]	Swaps[8]	Total
Interest rate	1,615,256	1,257,883	—	—	2,873,139
Foreign exchange	—	—	466,038	—	466,038
Credit	—	—	—	228,800	228,800
Total	1,615,256	1,257,883	466,038	228,800	3,567,977

44

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)[9]
			Forward
Underlying risk	Futures	Options	Contracts	Swaps	Total
Interest rate	(2,754,042)	107,126	—	—	(2,646,916)
Foreign exchange	—	—	(118,126)	—	(118,126)
Credit	—	—	—	(241,234)	(241,234)
Total	(2,754,042)	107,126	(118,126)	(241,234) (3,006,276)

Statement of Operations location:
5	Net realized gain (loss) on financial futures.
6	Net realized gain (loss) on options transactions.
7	Net realized gain (loss) on forward foreign currency exchange contracts.
8	Net realized gain (loss) on swap transactions.
9	Net unrealized appreciation (depreciation) on investments, financial futures, options transactions, forward foreign currency contracts and swap transactions.

During the period ended December 31, 2009, the average market value of interest rate futures contracts was $46,991,247, which represented 18.84% of average net assets.The average market value of options contracts was $1,087,168, which represented 0.44% of average net assets. The average market value of forward contracts was $7,224,704, which represented 2.90% of average net assets.The average notional value of credit default swap contracts was $482,308, which represented 0.19% of average net assets.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at December 31, 2009 are set forth in the Statement of Financial Futures.

Options: A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date. The fund writes (sells) put and call options primarily to hedge against changes in security prices, or securities that the fund intends to purchase, or against fluctuations in value caused by changes in prevailing market interest rates or other market conditions.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates. As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable

46

changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would realize a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would incur a loss, if the price of the financial instrument decreases between those dates. As a writer of an option, the fund may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund.Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations. The following summarizes the fund’s call/put options written for the period ended December 31, 2009:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($) Gain (Loss) ($)
Contracts outstanding
December 31, 2008	164,000	237,699	—	—
Contracts written	345,172,000	6,692,153	—	—
Contracts terminated:
Contracts closed	156,910,000	2,198,136	2,218,090	(19,954)
Contracts expired	125,816,000	1,399,179	—	1,399,179
Total contracts
terminated	282,726,000	3,597,315	2,218,090	1,379,225
Contracts Outstanding
December 31, 2009	62,610,000	3,332,537	—	—

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign fund holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at December 31, 2009:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Argentine Peso,
Expiring 1/8/2010	4,670,000	1,217,573	1,225,213	7,640
Brazilian Real,
Expiring 1/8/2010	2,150,000	1,238,479	1,231,216	(7,263)
British Pound,
Expiring 1/29/2010	710,000	1,155,284	1,146,351	(8,933)
Indonesian Rupiah,
Expiring 1/8/2010 11,586,320,000		1,228,275	1,231,286	3,011
Malaysian Ringgit,
Expiring 1/29/2010	2,050,000	601,508	597,954	(3,554)
Mexican New Peso,
Expiring 1/8/2010	15,870,000	1,229,232	1,214,705	(14,527)
Russian Ruble,
Expiring 1/12/2010	35,870,000	1,226,744	1,181,143	(45,601)
South Korean Won,
Expiring 2/26/2010	698,135,000	599,901	598,500	(1,401)

48

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales:
Euro,
Expiring 1/29/2010	400,000	581,300	573,881	7,419
Euro,
Expiring 1/29/2010	2,105,000	3,058,670	3,020,046	38,624
Gross Unrealized
Appreciation				56,694
Gross Unrealized
Depreciation				(81,279)

Swaps: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. The fund enters into these agreements to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward started interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company, obligation or index) occurs. Credit events may include a failure to pay interest or principal,

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

bankruptcy, or restructuring.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.At December 31, 2009, the fund held no open credit default swaps.

At December 31, 2009, the cost of investments for federal income tax purposes was $313,250,907; accordingly, accumulated net unrealized appreciation on investments was $4,415,904, consisting of $9,518,805 gross unrealized appreciation and $5,102,901 gross unrealized depreciation.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the fund for the fiscal year ended December 31, 2008. At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of the Trust.

During the funds’ two fiscal years ended December 31, 2008 and the subsequent interim period through the effective date of PWC’s

50

replacement: (i) no report on the funds’ financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

NOTE 6—New Accounting Pronouncement:

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecur-ring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

NOTE 7—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 26, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 51

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus/Standish Fixed Income Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus/Standish Fixed Income Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments, financial futures and options written, as of December 31, 2009, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.The statement of changes in net assets for the year ended December 31, 2008 and the financial highlights for each of the years in the four-year period ended December 31, 2008 were audited by other independent registered public accountants whose report thereon, dated February 27, 2009 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Standish Fixed Income Fund as of December 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 26, 2010

52

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 94.31% of ordinary income dividends paid during the fiscal year ended December 31, 2009 as qualifying “interest related dividends”.

The Fund 53

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (66)
Chairman of the Board (2008)

Principal Occupation During Past 5 Years:
- Corporate Director and Trustee

Other Board Memberships and Affiliations:
- The Muscular Dystrophy Association, Director
- CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
- The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 171

James M. Fitzgibbons (75)
Board Member (2008)

Principal Occupation During Past 5 Years:
- Corporate Director and Trustee

Other Board Memberships and Affiliations:
- Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 35

Kenneth A. Himmel (63)
Board Member (2008)

Principal Occupation During Past 5 Years:
- President and CEO, Related Urban Development, a real estate development company (1996-present)
- President and CEO, Himmel & Company, a real estate development company (1980-present)
- CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 35

Stephen J. Lockwood (62)
Board Member (2008)

Principal Occupation During Past 5 Years:
- Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 35

54

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since December 2008.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

J. DAVID OFFICER, Vice President since January 2010.

Director of Mellon United National Bank, an affiliate of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

MICHAEL A. ROSENBERG, Vice President and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

56

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

The Fund 57

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since December 2008.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

58

NOTES

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
25	Statement of Financial Futures
25	Statement of Options Written
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
30	Financial Highlights
32	Notes to Financial Statements
56	Report of Independent Registered Public Accounting Firm
57	Important Tax Information
58	Board Members Information
60	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/Standish
Global Fixed
Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/Standish Global Fixed Income Fund, covering the 12-month period from January 1, 2009, through December 31, 2009.

The U.S. and global bond markets ended 2009 with healthy annual gains among higher yielding market sectors, but U.S.Treasury securities and other sovereign bonds from developed nations gave back a portion of their previous gains.The bond market’s advance was driven partly by government intervention and partly by improving investor sentiment as the global economy staged a gradual, but sustained, recovery from a severe recession and banking crisis. After four consecutive quarters of contraction, the U.S. economy returned to growth during the third quarter of 2009, buoyed by greater manufacturing activity to replenish depleted inventories and satisfy export demand.The slumping housing market also showed signs of renewed life later in the year when home sales and prices rebounded modestly. However, economic headwinds remain, including a high unemployment rate and the prospect of anemic consumer spending.

As 2010 begins, our Chief Economist, as well as many securities analysts and portfolio managers have continued to find opportunities and survey potential challenges across the various fixed-income markets, both domestic and international. While no one can predict the future, we believe that the 2010 investment environment will likely require a broader range of investment considerations relative to last year.As always, your financial adviser can help you determine the mix of investments that may be best suited to helping you achieve your goals at a level of risk that is comfortable for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through December 31, 2009, as provided by David Leduc, CFA, and Thomas Fahey, Co-Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2009, Dreyfus/Standish Global Fixed Income Fund’s Class I shares achieved a total return of 15.48%.1 In comparison, the Barclays Capital Global Aggregate (Hedged) Index (the “Index”), the fund’s benchmark, achieved a total return of 5.09% for the same period.2 On December 2, 2009, the fund introduced Class A shares and Class C shares, which produced total returns of 0.03% and –0.03%, respectively, through December 31, 2009.1 Higher yielding sectors of the global bond markets rallied during much of 2009 when signs of economic recovery boosted investor sentiment. Conversely, sovereign bonds of developed nations gave back some of the gains achieved in 2008 during a “flight to quality.”The fund’s Class I shares produced a higher return than its benchmark, primarily due to strong results from its sector allocation strategy and favorable security selections among corporate bonds and emerging market securities.

The Fund’s Investment Approach

The fund seeks to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity, by normally investing at least 80% of its assets in U.S. dollar and non-U.S. dollar-denominated fixed-income securities of governments and companies located in various countries, including emerging markets. These may include high-grade and medium-grade government, corporate, mortgage-backed, asset-backed, high yield and emerging market debt securities.To protect the U.S. dollar value of the fund’s assets, we hedge most, but not necessarily all, of the portfolio’s foreign currency exposure.

The fund emphasizes rotation among undervalued countries, sectors, securities and currencies. In particular, we focus on securities with the most potential for added value, i.e., those involving potential for credit upgrades and unique structural characteristics.To identify these securities, we use macroeconomic research and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal/monetary policy and credit quality of government debt.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Sustained Market Rally Erased Earlier Losses

2009 began in the midst of a global banking crisis and recession that produced steep declines among mortgage-backed, asset-backed, corporate-backed and emerging-market securities. In contrast, sovereign bonds of some developed nations, most notably U.S. Treasuries, had rallied during a “flight to quality.” The world’s central banks and government officials responded aggressively to the downturn by rescuing struggling corporations and enacting massive economic stimulus programs. Monetary authorities injected massive amounts of liquidity into the international banking system, and they maintained historically low short-term interest rates. In the United States, the overnight federal funds rate stood at an all-time low range of between 0% and 0.25% throughout the year.

Investor sentiment began to improve in March 2009 as it became clearer that these remedial measures were gaining traction, sparking sustained rallies that were particularly impressive for high yield bonds, investment-grade corporate bonds and emerging market securities. Conversely, U.S.Treasuries and sovereign bonds of other industrialized countries gave back some of their previous gains.

Sector Allocation Strategy Produced Strong Results

The fund began the year with underweighted exposure to sovereign debt and overweighted positions in investment-grade corporate bonds, high yield bonds and emerging market securities. The fund received particularly strong results from the emerging markets, where bonds in Brazil and Mexico gained value as interest rates declined.The fund also benefited from positions in emerging market currencies, which gained value relative to the U.S. dollar, euro, British pound and Japanese yen.

The fund’s holdings in the investment-grade corporate sector were focused primarily in the United States,Europe and the United Kingdom, including issuers in traditionally defensive industry groups, such as utilities and the senior debt of multinational banks. High yield positions included a diverse array of U.S. issuers with credit ratings toward the upper end of the below-investment-grade spectrum. Although the fund maintained underweighted exposure to sovereign bonds in developed markets, it held especially light positions in Greece, Ireland, Spain and other “peripheral” European nations due to heightened fiscal and competitive pressures.The fund began 2009 with modest exposure to mortgage-backed securities, but we gradually reduced that position after the sector had rallied amid massive levels of government support.

4

The fund’s interest rate strategies detracted mildly from relative performance, but it was not enough to offset strength in other areas.We generally set the fund’s average duration in a range that was slightly longer than industry averages, and we tended to focus on bonds with maturities of five years and 10 years.

Maintaining a Research-Intensive Process

As of the reporting period’s end, we have maintained the fund’s sector allocation strategy, as we believe that the emerging markets and corporate-backed bonds have room for further gains. However, we expect governments and central banks to pare back some of their remedial programs in 2010. Therefore, security selection may become a more critical determinant of fund performance, an environment to which our research-intensive approach may be particularly well suited.

January 15, 2010

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.
The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.
Effective September 1, 2009, the single class shares of Dreyfus/Standish Global Fixed Income
Fund were re-designated as Class I shares.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: Barclays Capital Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Global Aggregate (Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets.The three major components of this index are the U.S.Aggregate, the Pan-European Aggregate, and the Asian-
Pacific Aggregate Indices.The index also includes Eurodollar and Euro-Yen corporate bonds,
Canadian Government securities, and USD investment-grade 144A securities. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

† Source: Barclays Capital Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/Standish Global Fixed Income
Fund on 12/31/99 to a $10,000 investment made in the Barclays Capital Global Aggregate Index (Hedged) (the
“Index”) on that date.All dividends and capital gain distributions are reinvested.
Effective on September 1, 2009, the single class shares of Dreyfus/Standish Global Fixed Income Fund were re-
designated as Class I shares. Effective December 2, 2009, the fund implemented a multi-class structure and Class A shares and Class C shares were adopted.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class I shares.
Performance for Class A and Class C shares will vary from the performance of Class I shares shown above due to differences in charges and expenses.The Index provides a broad-based measure of the global investment-grade fixed income markets.The three major components of this index are the U.S.Aggregate, the Pan-European Aggregate, and the
Asian-Pacific Aggregate Indices.The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government securities, and USD investment grade 144A securities. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/09

Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	12/2/09	10.34%††	6.14%††	6.33%††
without sales charge	12/2/09	15.52%††	7.12%††	6.81%††
Class C shares
with applicable redemption charge †	12/2/09	14.45%††	7.11%††	6.81%††
without redemption	12/2/09	15.45%††	7.11%††	6.81%††
Class I shares	1/1/94	15.48%	7.12%	6.81%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for periods prior to 12/2/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for that class.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of the funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish Global Fixed Income Fund from July 1, 2009 to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2009†
	Class A	Class C	Class I
Expenses paid per $1,000††	$ .74	$ 1.36	$ 3.42
Ending value (after expenses)	$1,000.30	$999.70	$1,090.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2009†††
	Class A	Class C	Class I
Expenses paid per $1,000††††	$ 4.58	$ 8.39	$ 3.31
Ending value (after expenses)	$1,020.67	$1,016.89	$1,021.93

†	From December 2, 2009 (commencement of initial offering) to December 31, 2009 for Class A and Class C shares.
††	Expenses are equal to the fund’s annualized expense ratio of .90% for Class A and 1.65% for Class C, multiplied by the average account value over the period, multiplied by 30/365 (to reflect the actual days in the period). Expenses are equal to the fund’s annualized expense ratio of .65% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†††	Please note that while Class A and Class C shares commenced operations on December 2, 2009, the Hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability.This projection assumes that annualized expense ratios were in effect during the period July 1, 2009 to December 31, 2009.
††††	Expenses are equal to the fund’s annualized expense ratio of .90% for Class A, 1.65% for Class C and
.65% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2009

		Coupon	Maturity	Principal
Bonds and Notes—94.5%		Rate (%)	Date	Amount ($)		Value ($)
Australia—.5%
Rio Tinto Finance USA,
Gtd. Notes		5.88	7/15/13	190,000		205,181
Saint George Bank,
Sr. Unscd. Notes	EUR	6.50	6/24/13	100,000	[a]	159,664
						364,845
Belgium—.4%
Belgium Kingdom,
Bonds, Ser. 44	EUR	5.00	3/28/34	210,000	[a]	323,673
Bermuda—.1%
Holcim Capital,
Gtd. Notes		6.88	9/29/39	100,000	[b,c]	105,358
Brazil—2.4%
Brazilian Government,
Unsub. Bonds	BRL	12.50	1/5/16	2,675,000	[a]	1,743,897
Canada—2.9%
Barrick Gold,
Sr. Unscd. Notes		6.95	4/1/19	170,000		191,743
Canadian National Railway,
Sr. Unscd. Notes		5.55	3/1/19	225,000		240,841
Husky Energy,
Sr. Unscd. Notes		7.25	12/15/19	80,000		92,616
Province of Ontario Canada,
Notes	CAD	4.50	12/2/12	825,000	[a]	838,599
Rogers Wireless,
Gtd. Notes		7.50	3/15/15	45,000		52,617
Teck Resources,
Sr. Scd. Notes		10.25	5/15/16	60,000		70,200
Teck Resources,
Sr. Scd. Notes		10.75	5/15/19	370,000		444,000
Trans-Canada Pipelines,
Sr. Unscd. Notes		7.63	1/15/39	145,000		179,171
						2,109,787
Cayman Islands—.9%
Hutchison Whampoa International,
Gtd. Notes		4.63	9/11/15	320,000	[c]	323,678
Petrobras International Finance,
Gtd. Notes		5.75	1/20/20	170,000		173,789
Vale Overseas,
Gtd. Notes		6.88	11/10/39	170,000		171,993
						669,460

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Denmark—.8%
NYKREDIT,
Sub. Notes	EUR	4.90	9/22/49	475,000	[a,d]	602,628
France—4.6%
BNP Paribas,
Sr. Unscd. Notes	EUR	3.25	3/27/12	100,000	[a]	146,450
Carrefour,
Sr. Unscd. Notes	EUR	5.13	10/10/14	50,000	[a]	77,580
France Telecom,
Sr. Unscd. Notes		5.38	7/8/19	170,000		179,543
GDF Suez,
Sr. Unscd. Notes	EUR	6.25	1/24/14	75,000	[a]	120,942
Government of France,
Bonds	EUR	4.00	10/25/14	750,000	[a]	1,142,651
Government of France,
Bonds	EUR	4.75	4/25/35	210,000	[a]	324,249
Lafarge,
Notes	EUR	5.50	12/16/19	75,000	[a]	106,735
PPR,
Sr. Unscd. Notes	EUR	8.63	4/3/14	205,000	[a]	347,091
Societe Generale,
Sr. Unscd. Notes	EUR	5.25	3/28/13	100,000	[a]	154,256
Societe Generale,
Sub. Notes	EUR	6.13	8/20/18	100,000	[a]	161,366
Societe Generale,
Sub. Notes	EUR	7.76	5/22/49	50,000	[a,d]	67,377
Veolia Environnement,
Sr. Unscd. Notes	EUR	4.88	5/28/13	65,000	[a]	98,375
Veolia Environnement,
Sr. Unscd. Notes	EUR	6.75	4/24/19	150,000	[a]	252,002
Veolia Environnement,
Sr. Unscd. Notes	EUR	6.13	11/25/33	130,000	[a]	202,838
						3,381,455
Germany—4.1%
Bayer,
Jr. Sub. Bonds	EUR	5.00	7/29/05	105,000	[a,d]	139,384
Bundesrepublik Deutschland,
Bonds, Ser. 03	EUR	4.50	1/4/13	205,000	[a]	316,650
Bundesrepublik Deutschland,
Bonds, Ser. 05	EUR	4.00	1/4/37	390,000	[a]	544,943

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Germany (continued)
Bundesrepublik Deutschland,
Bonds, Ser. 08	EUR	4.25	7/4/18	215,000	[a]	331,815
Deutsche Bank,
Sr. Unscd. Notes	EUR	5.13	8/31/17	200,000	[a]	309,181
Eurohypo,
Bonds, Ser. 2212	EUR	4.50	1/21/13	370,000	[a,c]	563,021
Heidelbergcement,
Sr. Unscd. Notes	EUR	8.50	10/31/19	345,000	[a]	525,475
Henkel & Co.,
Sub. Bonds	EUR	5.38	11/25/04	125,000	[a,d]	161,879
KFW,
Gtd. Notes		3.50	3/10/14	125,000		128,583
						3,020,931
Hong Kong—.5%
Hutchison Whampoa International,
Gtd. Notes		7.63	4/9/19	285,000	[c]	328,602
Hungary—1.7%
Hungary Government,
Bonds, Ser. 17/B	HUF	6.75	2/24/17	130,000,000	[a]	641,510
Hungary Government,
Bonds, Ser. 19/A	HUF	6.50	6/24/19	127,000,000	[a]	610,538
						1,252,048
Indonesia—.8%
Indonesia Government,
Notes	IDR	11.50	9/15/19	5,000,000,000	[a]	586,262
Ireland—.3%
Principal Financial
Global Funding II,
Sr. Scd. Notes	EUR	4.50	1/26/17	200,000	[a]	254,546
Italy—2.8%
Atlantia,
Gtd. Notes	EUR	1.17	6/9/11	300,000	[a,d]	430,016
Atlantia,
Gtd. Notes	EUR	5.63	5/6/16	210,000	[a]	328,813
Enel-Societa Per Azioni,
Notes	EUR	5.63	6/21/27	120,000	[a]	183,169
Finmeccanica,
Sr. Notes	EUR	4.88	3/24/25	80,000	[a]	112,143

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Italy (continued)
Telecom Italia,
Sr. Unscd. Notes	EUR	5.25	3/17/55	200,000	[a]	239,997
Telecom Italia,
Sr. Unscd. Notes	GBP	5.63	12/29/15	300,000	[a]	493,674
Telecom Italia,
Sr. Unscd. Notes	EUR	8.25	3/21/16	135,000	[a]	237,307
						2,025,119
Japan—4.9%
Development Bank of Japan,
Gov’t Gtd. Notes	JPY	1.05	6/20/23	27,000,000	[a]	263,452
Japan Government,
Bonds, Ser. 8	JPY	1.00	6/10/16	130,000,000	[a]	1,346,471
Japan Government,
Bonds, Ser. 11	JPY	1.70	6/20/33	195,100,000	[a]	1,894,174
						3,504,097
Luxembourg—2.2%
Enel Finance International,
Gtd. Notes		5.70	1/15/13	295,000	[c]	318,595
Finmeccanica,
Gtd. Bonds	EUR	5.25	1/21/22	225,000	[a]	329,695
Holcim US Finance,
Notes		6.00	12/30/19	140,000	[c]	145,999
Telecom Italia Financial,
Gtd. Notes	EUR	7.50	4/20/11	60,000	[a]	92,194
Tyco International Finance,
Gtd. Notes		4.13	10/15/14	65,000		66,516
Wind Acquisition Finance,
Sr. Notes		11.75	7/15/17	300,000	[c]	329,250
Wind Acquisition Finance,
Sr. Notes	EUR	11.75	7/15/17	220,000	[a,c]	344,553
						1,626,802
Mexico—1.9%
Mexican Bonos,
Bonds, Ser. M 10	MXN	7.75	12/14/17	17,900,000	[a]	1,362,819
Netherlands—6.2%
Daimler
International Finance,
Gtd. Notes	EUR	6.88	6/10/11	195,000	[a]	297,510

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Netherlands (continued)
Deutsche Telekom
International Finance,
Gtd. Notes	EUR	5.75	4/14/15	180,000	[a]	285,296
Diageo Capital,
Gtd. Notes	EUR	5.50	7/1/13	195,000	[a]	303,739
E.ON International Finance,
Gtd. Notes	EUR	4.88	1/28/14	100,000	[a]	154,353
E.ON International Finance,
Gtd. Notes	EUR	5.50	10/2/17	130,000	[a]	205,717
Elsevier Finance,
Gtd. Notes	EUR	6.50	4/2/13	100,000	[a]	158,698
ING Bank,
Sub. Notes	EUR	5.50	1/4/12	110,000	[a]	163,226
Koninklijke KPN,
Sr. Unscd. Notes	EUR	4.75	1/17/17	75,000	[a]	111,015
Koninklijke KPN,
Sr. Unscd. Bonds	EUR	6.50	1/15/16	100,000	[a]	162,049
Koninklijke KPN,
Sr. Unscd. Bonds		8.00	10/1/10	180,000		189,034
Netherlands Government,
Bonds	EUR	4.00	7/15/18	825,000	[a]	1,232,673
Netherlands Government,
Bonds	EUR	4.00	1/15/37	320,000	[a]	442,440
Repsol International Finance,
Gtd. Notes	EUR	4.63	10/8/14	100,000	[a]	151,829
RWE Finance,
Sr. Unscd. Notes	EUR	6.63	1/31/19	200,000	[a]	343,295
Shell International Finance,
Gtd. Notes		6.38	12/15/38	135,000		152,730
Telefonica Europe BV,
Gtd. Notes	EUR	5.13	2/14/13	55,000	[a]	84,479
						4,438,083
Norway—.6%
DNB Nor Bank,
Sub. Notes	EUR	0.92	5/30/17	100,000	[a,d]	134,590
Yara International ASA,
Notes		7.88	6/11/19	270,000	[c]	308,804
						443,394

The Fund 13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Poland—.4%
Poland Government,
Bonds, Ser. 0413	PLN	5.25	4/25/13	925,000	[a]	322,659
Qatar—.8%
State of Qatar,
Sr. Notes		4.00	1/20/15	450,000	[c]	453,375
State of Qatar,
Sr. Notes		5.15	4/9/14	150,000	[c]	158,625
						612,000
Russia—.8%
Russian Federation,
Sr. Unscd. Bonds		7.50	3/31/30	493,500	[d]	561,973
South Korea—.2%
Export-Import Bank of Korea,
Sr. Unscd. Notes	EUR	5.75	5/22/13	110,000	[a]	167,680
Spain—1.4%
Santander International,
Bank Gtd. Notes	EUR	5.63	2/14/12	100,000	[a]	153,064
Spanish Government,
Sr. Unsub. Bonds	EUR	4.10	7/30/18	300,000	[a]	439,812
Telefonica Emisiones,
Gtd. Notes	EUR	4.69	11/11/19	250,000	[a]	361,840
Telefonica Emisiones,
Gtd. Notes	EUR	5.50	4/1/16	50,000	[a]	77,858
						1,032,574
Supranational—.3%
Eurasian Development Bank,
Sr. Unscd. Notes		7.38	9/29/14	190,000	[c]	198,313
Sweden—2.5%
Svenska Handelsbanken,
Sub. Notes		0.40	3/15/16	175,000	[d]	170,333
Svenska Handelsbanken,
Sub. Notes	EUR	4.19	12/16/49	370,000	[a,d]	470,741
Swedish Government,
Bonds	SEK	4.25	3/12/19	8,080,000	[a]	1,214,213
						1,855,287
Switzerland—1.5%
Credit Suisse Capital,
Bank Gtd. Notes	EUR	6.91	11/7/49	200,000	[a,d]	285,993

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Switzerland (continued)
Credit Suisse Capital,
Bank Gtd. Notes	EUR	7.97	12/29/49	125,000	[a,d]	179,641
Credit Suisse London,
Sr. Unscd. Notes	EUR	6.13	5/16/14	105,000	[a]	167,126
Credit Suisse New York,
Sr. Unscd. Notes		5.50	5/1/14	190,000		206,387
Credit Suisse New York,
Sr. Unscd. Notes		5.30	8/13/19	250,000		257,225
						1,096,372
United Kingdom—8.5%
ASIF III Jersey,
Sr. Scd. Notes	EUR	5.50	3/7/11	225,000	[a]	318,131
Barclays Bank,
Sr. Unscd. Notes		5.20	7/10/14	270,000		286,490
Barclays Bank,
Sr. Unscd. Notes		6.75	5/22/19	250,000		279,351
Barclays Bank,
Sub. Notes	EUR	4.88	12/15/49	170,000	[a,d]	155,970
Barclays Bank,
Sub. Notes	EUR	6.00	1/23/18	215,000	[a]	326,769
BAT International Finance,
Gtd. Notes	EUR	5.38	6/29/17	110,000	[a]	169,551
BAT International Finance,
Gtd. Notes	GBP	6.38	12/12/19	190,000	[a]	324,839
Diageo Capital,
Gtd. Notes		7.38	1/15/14	135,000		156,308
FCE Bank,
Sr. Unscd. Notes	EUR	7.13	1/16/12	450,000	[a]	635,420
HSBC Holdings,
Sub. Notes	EUR	6.25	3/19/18	100,000	[a]	159,779
National Grid,
Sr. Unscd. Notes		6.30	8/1/16	75,000		81,677
National Grid,
Sr. Unscd. Notes	EUR	5.00	7/2/18	110,000	[a]	165,076
National Grid Gas,
Gtd. Notes	GBP	7.00	12/16/24	70,000	[a]	126,442
Reed Elsevier Investment,
Gtd. Notes	GBP	7.00	12/11/17	100,000	[a]	177,796

The Fund 15

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United Kingdom (continued)
Royal Bank of Scotland,
Sr. Unscd. Notes	EUR	5.75	5/21/14	215,000	[a]	324,914
United Kingdom Gilt,
Bonds	GBP	2.25	3/7/14	350,000	[a]	555,553
United Kingdom Gilt,
Bonds	GBP	4.25	3/7/36	820,000	[a]	1,281,548
United Kingdom Gilt,
Bonds	GBP	5.00	3/7/12	205,000	[a]	355,363
Vodafone Group,
Notes	GBP	8.13	11/26/18	140,000	[a]	271,491
						6,152,468
United States—39.5%
AES,
Sr. Unscd. Notes		7.75	10/15/15	165,000		168,300
American Express,
Sr. Unscd. Notes		7.25	5/20/14	460,000		519,542
Anadarko Petroleum,
Sr. Unscd. Notes		8.70	3/15/19	140,000		174,438
Anheuser-Busch
InBev Worldwide,
Gtd. Notes		8.20	1/15/39	215,000	[c]	272,735
Aramark,
Gtd. Notes		8.50	2/1/15	275,000		284,625
AT&T,
Sr. Unscd. Notes		5.80	2/15/19	250,000		266,964
AT&T,
Sr. Unscd. Notes		6.40	5/15/38	120,000		123,729
AT&T,
Sr. Unscd. Notes	EUR	6.13	4/2/15	100,000	[a]	160,723
Autozone,
Sr. Unscd. Notes		5.75	1/15/15	305,000		331,134
Baker Hughes,
Sr. Unscd. Notes		7.50	11/15/18	135,000		161,417
Ball,
Gtd. Notes		7.38	9/1/19	295,000		304,588
Bank of America,
Sr. Notes		6.50	8/1/16	220,000		236,888
Bank of America,
Sr. Unscd. Notes		4.90	5/1/13	225,000		233,438

16

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
Bank of America,
Sr. Unscd. Notes		7.38	5/15/14	195,000		221,478
Bank of America,
Sub. Notes	EUR	4.00	3/28/18	200,000	[a,d]	259,853
Baxter International,
Sr. Unscd. Notes		4.00	3/1/14	135,000		139,350
Bear Stearns Commercial
Mortgage Securities,
Ser. 2007-T26, Cl. A4		5.47	1/12/45	150,000	[d]	142,253
Bear Stearns Commercial
Mortgage Securities,
Ser. 2007-T28, Cl. A4		5.74	9/11/42	85,000	[d]	82,033
BMW US Capital,
Gtd. Notes	EUR	5.00	5/28/15	200,000	[a]	305,387
BNP Paribas,
Sub. Bonds	EUR	5.87	10/16/49	195,000	[a,d]	251,588
Bombardier,
Sr. Unscd. Notes		6.30	5/1/14	100,000	[c]	99,500
Capital One Bank USA,
Sub. Notes		8.80	7/15/19	250,000		295,911
Capital One Capital VI,
Gtd. Notes		8.88	5/15/40	150,000		160,875
Cargill,
Sr. Unscd. Notes	EUR	4.38	4/29/13	200,000	[a]	297,846
CC Holdings,
Sr. Scd. Notes		7.75	5/1/17	310,000	[c]	331,700
CenturyTel,
Sr. Notes, Ser. Q		6.15	9/15/19	120,000		122,907
Chesapeake Energy,
Gtd. Notes		7.50	9/15/13	220,000	[b]	224,950
Chesapeake Energy,
Gtd. Notes	EUR	6.25	1/15/17	495,000	[a]	649,290
Citigroup,
Sr. Unscd. Notes		6.13	5/15/18	695,000		699,891
Citigroup Commercial
Mortgage Trust,
Ser. 2007-C6, Cl. A4		5.70	12/10/49	255,000	[d]	228,078
Clear Channel Worldwide,
Sr. Notes		9.25	12/15/17	20,000	[c]	20,500

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
Clear Channel Worldwide,
Sr. Notes	9.25	12/15/17	265,000	[c]	274,275
Columbus Southern Power,
Sr. Unscd. Notes	6.05	5/1/18	70,000		73,884
Consumers Energy,
First Mortgage Bonds	6.70	9/15/19	115,000	[b]	129,880
Consumers Energy,
First Mortgage Bonds, Ser. D	5.38	4/15/13	140,000		150,436
Consumers Energy,
First Mortgage Bonds, Ser. P	5.50	8/15/16	45,000		47,325
CSC Holdings,
Sr. Unscd. Notes	8.50	4/15/14	305,000	[c]	326,350
Delhaize Group,
Gtd. Notes	6.50	6/15/17	300,000		326,293
DirecTV Holdings,
Gtd. Notes	5.88	10/1/19	145,000	[c]	147,751
Discover Financial Services,
Sr. Unscd. Notes	10.25	7/15/19	180,000		210,819
Discovery Communications,
Gtd. Notes	5.63	8/15/19	190,000		196,544
Dish DBS,
Gtd. Notes	7.75	5/31/15	320,000		336,800
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	265,000		316,713
Echostar DBS,
Gtd. Notes	7.13	2/1/16	105,000		107,756
El Paso,
Sr. Unscd. Notes	7.00	6/15/17	335,000		333,925
Energy Transfer Partners,
Sr. Unscd. Notes	8.50	4/15/14	175,000		202,186
Enterprise Products Operations,
Notes	6.13	10/15/39	325,000		315,025
EQT,
Sr. Unscd. Notes	8.13	6/1/19	135,000		156,239
First Energy Solutions,
Gtd. Notes	4.80	2/15/15	205,000	[b]	209,478
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	489,000		536,189

18

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
General Electric Capital,
Sr. Unscd. Notes		5.88	1/14/38	285,000		264,744
General Electric Capital,
Sub. Bonds	EUR	4.63	9/15/66	175,000	[a,d]	190,662
Georgia-Pacific,
Gtd. Notes		7.00	1/15/15	120,000	[c]	122,100
Georgia-Pacific,
Gtd. Notes		7.13	1/15/17	206,000	[c]	209,605
GMAC Commercial
Mortgage Securities,
Ser. 2003-C3, Cl. A2		4.22	4/10/40	71,787		72,329
GMAC Commercial
Mortgage Securities,
Ser. 2002-C2, Cl. A2		5.39	10/15/38	144,702		148,659
Goldman Sachs Group,
Sr. Unscd. Notes		7.50	2/15/19	420,000		490,468
Goodyear Tire & Rubber,
Sr. Unscd. Notes		10.50	5/15/16	150,000		166,500
Harley-Davidson Funding,
Gtd. Notes		5.75	12/15/14	325,000	[c]	330,314
HCA,
Sr. Scd. Notes		7.88	2/15/20	640,000	[c]	668,000
HSBC Capital Funding,
Gtd. Bonds	EUR	5.37	3/24/49	370,000	[a,d]	449,525
IBM,
Sr. Unscd. Notes		5.60	11/30/39	110,000		111,033
IBM,
Sr. Unscd. Notes	EUR	6.63	1/30/14	100,000	[a]	163,206
Ipalco Enterprises,
Sr. Scd. Notes		7.25	4/1/16	270,000	[c]	272,025
Iron Mountain,
Sr. Sub. Notes		8.38	8/15/21	295,000		306,063
JPMorgan Chase & Co.,
Sr. Unscd. Notes		4.75	5/1/13	225,000		237,675
JPMorgan Chase & Co.,
Sr. Unscd. Notes	EUR	5.25	5/8/13	150,000	[a]	231,331
JPMorgan Chase & Co.,
Sr. Unscd. Notes		6.30	4/23/19	400,000		440,814

The Fund 19

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
JPMorgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. A2		5.63	12/5/27	680,000	[c]	674,961
Kinder Morgan Energy Partners,
Sr. Unscd. Notes		5.80	3/1/21	25,000	[b]	25,839
Kinder Morgan
Energy Partners,
Sr. Unscd. Notes		6.85	2/15/20	265,000		294,503
Kraft Foods,
Sr. Unscd. Notes		6.88	2/1/38	115,000		121,063
Kraft Foods,
Sr. Unscd. Notes	EUR	6.25	3/20/15	150,000	[a]	236,099
Lamar Media,
Gtd. Notes		6.63	8/15/15	302,000		294,450
Levi Strauss & Co.,
Sr. Unscd. Notes	EUR	8.63	4/1/13	100,000	[a]	144,788
Marathon Oil,
Sr. Unscd. Notes		7.50	2/15/19	100,000		115,607
Meccanica Holdings USA,
Gtd. Notes		7.38	7/15/39	125,000	[c]	140,785
Merrill Lynch Mortgage Trust,
Ser. 2005-CIP1, Cl. A2		4.96	8/12/10	115,000		115,373
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2006-2, Cl. A4		6.10	6/12/46	155,000	[d]	152,459
Metropolitan Life
Global Funding I,
Sr. Scd. Notes		5.13	4/10/13	300,000	[c]	318,056
Metropolitan Life
Global Funding I,
Sr. Scd. Notes		5.13	6/10/14	535,000	[c]	566,750
MGM Mirage,
Sr. Scd. Notes		11.13	11/15/17	315,000	[c]	350,438
Morgan Stanley,
Sr. Unscd. Notes	EUR	5.50	10/2/17	115,000	[a]	168,784
Morgan Stanley,
Sr. Unscd. Notes		7.30	5/13/19	305,000		343,085

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
Morgan Stanley Capital I,
Ser. 2007-T27, Cl. A4	5.80	6/11/42	35,000	[d]	33,860
Morgan Stanley Capital I,
Ser. 2006-IQ12, Cl. A1	5.26	12/15/43	76,834		78,546
Mosaic,
Sr. Unscd. Notes	7.38	12/1/14	130,000	[c]	139,203
Newfield Exploration,
Sr. Sub. Notes	7.13	5/15/18	25,000		25,375
News America,
Gtd. Notes	6.15	3/1/37	210,000		209,612
News America,
Sr. Gtd. Unscd. Notes	6.90	3/1/19	155,000		174,951
Nordic Telephone Holdings,
Sr. Scd. Bonds	8.88	5/1/16	90,000	[c]	95,625
Norfolk Southern,
Sr. Unscd. Notes	5.75	1/15/16	135,000		143,805
NRG Energy,
Gtd. Notes	7.38	1/15/17	325,000		326,625
Pacific Gas & Electric,
Sr. Unscd. Notes	8.25	10/15/18	90,000		110,073
Peabody Energy,
Gtd. Notes	7.38	11/1/16	210,000		217,613
Peabody Energy,
Gtd. Notes, Ser. B	6.88	3/15/13	95,000		96,544
Penn National Gaming,
Sr. Sub. Notes	8.75	8/15/19	315,000	[c]	323,663
Pepsico,
Sr. Unscd. Notes	7.90	11/1/18	125,000		153,661
Petrohawk Energy,
Gtd. Notes	7.88	6/1/15	55,000		55,825
PetroHawk Energy,
Gtd. Notes	9.13	7/15/13	45,000		47,250
Petrohawk Energy,
Gtd. Notes	10.50	8/1/14	195,000		214,013
PFIZER,
Sr. Unscd. Notes	5.35	3/15/15	215,000		235,243

The Fund 21

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
Philip Morris International,
Sr. Unscd. Notes		5.65	5/16/18	125,000		131,667
Philip Morris International,
Sr. Unscd. Notes		6.88	3/17/14	135,000		153,112
Plains All American Pipeline,
Gtd. Notes		8.75	5/1/19	65,000		76,768
Plains All
American Pipeline,
Sr. Unscd. Notes		4.25	9/1/12	300,000		309,789
Procter & Gamble,
Sr. Unscd. Notes	EUR	5.13	10/24/17	105,000	[a]	164,870
Prudential Financial,
Sr. Unscd. Notes		4.75	9/17/15	322,000		326,918
Reed Elsevier Capital,
Gtd. Notes		4.63	6/15/12	320,000		332,824
Reed Elsevier Capital,
Gtd. Notes		8.63	1/15/19	110,000		134,064
Reynolds Group Escrow,
Sr. Scd. Notes	EUR	7.75	10/15/16	235,000	[a,c]	343,621
Schering-Plough,
Sr. Unscd. Notes	EUR	5.00	10/1/10	50,000	[a]	73,621
Schering-Pough,
Sr. Unscd. Notes	EUR	5.38	10/1/14	140,000	[a]	219,641
Simon Property Group,
Sr. Unscd. Notes		6.75	5/15/14	265,000		282,672
Staples,
Gtd. Notes		9.75	1/15/14	270,000	[b]	329,263
Sungard Data Systems,
Gtd. Notes		10.63	5/15/15	45,000	[b]	49,781
SUPERVALU,
Sr. Unscd. Notes		8.00	5/1/16	125,000		127,500
Time Warner Cable,
Gtd. Debs		6.75	6/15/39	280,000		294,206

22

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)
United States (continued)
Time Warner Cable,
Gtd. Notes		8.75	2/14/19	140,000	170,908
Verizon Communications,
Sr. Unscd. Notes		6.10	4/15/18	245,000	266,729
Verizon Communications,
Sr. Unscd. Notes		7.35	4/1/39	115,000	133,849
Wachovia Bank Commercial
Mortgage Trust,
Ser. 2005-C16, Cl. A2		4.38	10/15/41	66,560	67,181
Wachovia Bank Commercial
Mortgage Trust,
Ser. 2007-C34, Cl. A3		5.68	5/15/46	100,000	88,273
Waste Management,
Gtd. Notes		7.38	3/11/19	280,000	323,650
Wells Fargo,
Sr. Unscd. Notes		4.38	1/31/13	225,000	233,870
WM Covered Bond Program,
Notes	EUR	4.00	9/27/16	235,000 [a]	331,216
					28,755,352
Total Bonds and Notes
(cost $64,206,225)					68,898,484

Short-Term Investments—.5%
U.S. Treasury Bills;
0.06%, 1/14/10
(cost $359,991)				360,000 [e]	359,992

Other Investment—2.4%				Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,767,084)				1,767,084 [f]	1,767,084

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—1.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $714,299)	714,299 [f]	714,299
Total Investments (cost $67,047,599)	98.4%	71,739,859
Cash and Receivables (Net)	1.6%	1,189,875
Net Assets	100.0%	72,929,734

a Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
CAD—Canadian Dollar
EUR—Euro
GBP—British Pound
HUF—Hungary Forint
IDR—Indonesian Rupiah
JPY—JapaneseYen
MXN—Mexican New Peso
PLN— Polish Zloty
SEK—Swedish Krona
b Security, or portion thereof, on loan.At December 31, 2009, the total market value of the fund’s securities on loan is
$682,937 and the total market value of the collateral held by the fund is $714,299.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2009, these securities had a total market value of $9,606,130 or 13.2% of net assets.
d Variable rate security—interest rate subject to periodic change.
e Held by broker at collateral for open financial futures and options positions.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
Value (%)			Value (%)
Corporate Bonds	64.5	Commercial Mortgage-Backed	2.6
Foreign/Governmental	27.4
Short-Term/Money Market Investments	3.9		98.4

† Based on net assets.
See notes to financial statements.

24

STATEMENT OF FINANCIAL FUTURES
December 31, 2009

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 12/31/2009 ($)
Financial Futures Short
10 Year Long Glit	2	(369,718)	March 2010	3,471
U.S. Treasury 10 Year Notes	108	(12,468,937)	March 2010	312,183
U.S. Treasury Long Bond	7	(807,625)	March 2010	50,192
Financial Futures Long
EURO—Bobl	7	1,160,629	March 2010	(7,575)
EURO—Bund	4	694,927	March 2010	(7,178)
Japanese Yen 10 Year Bond	3	4,499,919	March 2010	(4,327)
U.S. Treasury 2 Year Notes	7	1,513,859	March 2010	(8,215)
U.S. Treasury 5 Year Notes	3	343,148	March 2010	(6,032)
Gross Unrealized Appreciation				365,846
Gross Unrealized Depreciation				(33,327)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
December 31, 2009

	Face Amount
	Covered by
	Contracts ($)	Value ($)
Call Options:
10-Year USD LIBOR-BBA,
September 2012 @ 4.47	1,619,000 [a]	(68,817)
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	1,365,000 [a]	(71,675)
Put Options:
10-Year USD LIBOR-BBA,
September 2012 @ 4.47	1,619,000 [a]	(139,444)
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	1,365,000 [a]	(104,306)
(Premiums received $394,125)		(384,242)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

The Fund 25

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $682,937)—Note 1(c):
Unaffiliated issuers		64,566,216	69,258,476
Affiliated issuers		2,481,383	2,481,383
Cash			128,651
Cash denominated in foreign currencies		156,269	155,079
Dividends and interest receivable			1,454,555
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			591,023
Unrealized appreciation on swap contracts—Note 4			174,087
Receivable for shares of Beneficial Interest subscribed			65,007
Receivable for futures variation margin—Note 4			41,790
Receivable for investment securities sold			5,334
Prepaid expenses			31,046
			74,386,431
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			43,726
Liability for securities on loan—Note 1(c)			714,299
Outstanding options written, at value (premiums received
$394,125)—See Statement of Options Written—Note 4			384,242
Swaps premium received—Note 4			88,359
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			74,723
Unrealized depreciation on swap contracts—Note 4			61,526
Payable for shares of Beneficial Interest redeemed			57,621
Payable for investment securities purchased			7,551
Accrued expenses			24,650
			1,456,697
Net Assets ($)			72,929,734
Composition of Net Assets ($):
Paid-in capital			70,375,575
Accumulated undistributed investment income—net			355,787
Accumulated net realized gain (loss) on investments			(3,460,238)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions
(including $332,519 net unrealized appreciation on financial futures)			5,658,610
Net Assets ($)			72,929,734

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	9,910	9,910	72,909,914
Shares Outstanding	478	478	3,518,015
Net Asset Value Per Share ($)	20.73	20.73	20.72

See notes to financial statements.

26

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

Investment Income ($):
Income:
Interest	2,977,646
Income from securities lending—Note 1(c)	6,826
Dividends:
Affiliated issuers	1,788
Total Income	2,986,260
Expenses:
Investment advisory fee—Note 3(a)	225,877
Auditing fees	61,740
Accounting and administration fee—Note 3(a)	60,000
Custodian fees—Note 3(d)	46,331
Registration fees	27,832
Legal fees	16,349
Prospectus and shareholders’ reports	15,541
Shareholder servicing costs—Note 3(d)	9,849
Trustees’ fees and expenses—Note 3(e)	7,481
Administrative service fees—Note 3(b)	2,071
Loan commitment fees—Note 2	1,198
Interest expense—Note 2	68
Distribution fees—Note 3(c)	6
Miscellaneous	48,671
Total Expenses	523,014
Less—reduction in investment advisory fee due to undertaking—Note 3(a)	(153,467)
Less—reduction in fees due to earnings credits—Note 1(c)	(1,199)
Net Expenses	368,348
Investment Income—Net	2,617,912
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	653,858
Net realized gain (loss) on financial futures	(212,575)
Net realized gain (loss) on options transactions	(720)
Net realized gain (loss) on swap transactions	556,086
Net realized gain (loss) on forward foreign currency exchange contracts	(1,747,762)
Net Realized Gain (Loss)	(751,113)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, financial futures, options transactions, swap transactions and forward foreign currency exchange contracts (including $637,581 net unrealized appreciation on financial futures, $9,883 net unrealized appreciation on options transactions, ($396,268) net unrealized
(depreciation) on swap transactions and $699,000 net unrealized
appreciation on forward foreign currency exchange contracts)	6,469,557
Net Realized and Unrealized Gain (Loss) on Investments	5,718,444
Net Increase in Net Assets Resulting from Operations	8,336,356

See notes to financial statements.

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009[a]	2008
Operations ($):
Investment income—net	2,617,912	1,897,177
Net realized gain (loss) on investments	(751,113)	2,891,008
Net unrealized appreciation
(depreciation) on investments	6,469,557	(1,768,884)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,336,356	3,019,301
Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(94)	—
Class C Shares	(88)	—
Class I Shares	(1,670,497)	(3,514,522)
Total Dividends	(1,670,679)	(3,514,522)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	10,000	—
Class C Shares	10,000	—
Class I Shares	27,004,753	1,999,500
Dividends reinvested:
Class I Shares	1,513,437	3,006,638
Cost of shares redeemed:
Class I Shares	(5,683,103)	(1,934,700)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	22,855,087	3,071,438
Total Increase (Decrease) in Net Assets	29,520,764	2,576,517
Net Assets ($):
Beginning of Period	43,408,970	40,832,753
End of Period	72,929,734	43,408,970
Undistributed investment income—net	355,787	1,144,083

28

	Year Ended December 31,
	2009[a]	2008
Capital Share Transactions:
Class A
Shares sold	478	—
Class C
Shares sold	478	—
Class I
Shares sold	1,382,640	104,148
Shares issued for dividends reinvested	78,752	161,964
Shares redeemed	(286,414)	(102,881)
Net Increase (Decrease) in Shares Outstanding	1,174,978	163,231

a	The fund commenced offering three classes of shares. Effective September 1, 2009, the existing shares were redesignated Class I and effective December 2, 2009, the fund added Class A and Class C shares.
See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended December 31, 2009[a]
	Class A	Class C
	Shares	Shares
Per Share Data ($):
Net asset value, beginning of period	20.92	20.92
Investment Operations:
Investment income—net[b]	.08	.06
Net realized and unrealized
gain (loss) on investments	(.07)	(.07)
Total from Investment Operations	.01	(.01)
Distributions:
Dividends from investment income—net	(.20)	(.18)
Net asset value, end of period	20.73	20.73
Total Return (%)[c,d]	.03	(.03)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.98	1.73
Ratio of net expenses to average net assets[e]	.90	1.65
Ratio of net investment income to average net assets[e]	4.40	3.65
Portfolio Turnover Rate[d,f]	131.97	131.97
Net Assets, end of period ($ x 1,000)	10	10

a	From December 2, 2009 (commencement of initial offering) to December 31, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2009 was 111.36%.
See notes to financial statements.

30

		Year Ended December 31,
Class I Shares	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	18.53	18.73	18.60	18.28	19.64
Investment Operations:
Investment income—net[b]	.91	.86	.85	.70	.75
Net realized and unrealized
gain (loss) on investments	1.90	.53	(.06)[c]	.22	(.04)
Total from Investment Operations	2.81	1.39	.79	.92	.71
Distributions:
Dividends from investment income—net	(.62)	(1.59)	(.66)	(.60)	(2.07)
Net asset value, end of period	20.72	18.53	18.73	18.60	18.28
Total Return (%)	15.48	7.50	4.30	5.09	3.64
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92	1.02	.91	.81	.77
Ratio of net expenses
to average net assets	.65	.65	.65[d]	.65[d]	.65[d]
Ratio of net investment income
to average net assets	4.62	4.52	4.54	3.79	3.75
Portfolio Turnover Rate[e]	131.97	190	274[f]	152[f]	181[f]
Net Assets, end of period ($ x 1,000)	72,910	43,409	40,833	41,660	70,168

a	The fund commenced offering three classes of shares on December 2, 2009. Effective September 1, 2009, the existing shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amounts include litigation proceeds received by the fund of $.01 for the year ended December 31, 2007.
d	Includes the fund’s share of the The Standish Mellon Global Fixed Income Portfolio’s (the “Portfolio”)
allocated expenses.
e	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2009,
2008 , 2007, 2006 and 2005 were 111.36%, 116%, 128%, 122% and 167%, respectively.
f	On October 25, 2007, the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the
Portfolio and received the Portfolio’s securties and cash in exchange for its interests in the Portfolio. Effective
October 26, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents activity of both the fund and the Portfolio for 2007. The amounts shown for 2005-2006 are rates for the Portfolio.
See notes to financial statements.

The Fund 31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish Global Fixed Income Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering twelve series, including the fund. The fund’s investment objective is to seek to maximize total return while realizing a market level of income, consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Board of Trustees approved, effective September 1, 2009, the fund’s shares were redesignated as Class I shares.

At the Board meeting held on October 29, 2009, the Board of trustees approved, effective December 2, 2009, the implementation of a multiple class structure and the fund added Class A and Class C shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sale charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no distribution or shareholder services fees.Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific

32

class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of December 31, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 478 Class A and Class C shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and the asked price. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and

34

whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
U.S. Treasury	—	359,992	—	359,992
Corporate Bonds	—	47,724,542	—	47,724,542
Foreign Government	—	19,289,937	—	19,289,937
Commercial
Mortgage—Backed	—	1,884,005	—	1,884,005
Mutual Funds	2,481,383	—	—	2,481,383
Other Financial
Instruments†	365,846	765,110	—	1,130,956
Liabilities ($)
Other Financial
Instruments†	(33,327)	(520,491)	—	(553,818)

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Private
Investment Fund ($)††
Balance as of 12/31/2008	146,140
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(146,140)
Transfers in and/or out of Level 3	—
Balance as of 12/31/2009	—
†† Investment in BlackRock Cash Strategies Fund LLC. See Note 1(c).

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash

36

balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2009, The Bank of New York Mellon earned $3,676 from lending portfolio securities, pursuant to the securities lending agreement.

Until December 10, 2007, all cash collateral received by the fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

1940, as amended.To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through January 22, 2009, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the fund were reinvested in the shares of the Dreyfus Fund. As of January 22, 2009, the final withdrawal was reinvested in the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

38

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,554,377, accumulated capital losses $3,030,893 and unrealized appreciation $4,030,675.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $2,830,391 of the carryover expires in fiscal 2010 and $200,502 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2009 and December 31, 2008 were as follows: ordinary income $1,670,679 and $3,514,522, respectively.

During the period ended December 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for paydowns gains and losses on mortgage-backed securities, foreign currency transactions, amortization of premiums and swap periodic payments, the fund decreased accumulated undistributed investment income-net by $1,735,529, increased accumulated net realized gain (loss) on investments by $1,718,843 and increased paid-in capital by $16,686. Net assets and net asset value per share were not affected by this reclassification.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. Prior to September 24, 2009, the Trust had entered into two separate agreements with The Bank of New York Mellon that enabled the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million under an uncommitted line of credit.

The average amount of borrowings outstanding under the Facilities and lines of credit during the period ended December 31, 2009, was approximately $7,700 with a related weighted average annualized interest rate of .85%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Manager had undertaken from January 1, 2009 through December 31, 2009 to reduce the investment advisory fee paid by the fund, to the extent that the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, shareholder services plan fees, interest on borrowings, commitment fees and extraordinary expenses, do not exceed an annual rate of .65% of the value of the fund’s average daily net assets.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $153,467 during the year ended December 31, 2009.

40

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. During the period ended December 31, 2009, the fund was charged $60,000 for administration and fund accounting services pursuant to the agreement.

(b)The fund pays administrative service fees for Class I shares.These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants.As compensation for such services, Class I shares pay each Plan Administrator an administrative service fee in an amount of up to .15% (on an annualized basis) of their average daily net assets attributable to Class I shares that are held in accounts serviced by such Plan Administrator. During the period ended December 31, 2009, Class I shares was charged $2,071. The fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the fund or cooperate with the distributor’s promotional efforts.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets. During the period ended December 31, 2009, Class C shares were charged $6 pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2009, Class A and Class C shares were charged $2 and $2, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of theTrust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2009, the fund was charged $7,220 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2009, the fund was charged $1,199 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2009, the fund was charged $46,331 pursuant to the custody agreement.

42

During the period ended December 31, 2009, the fund was charged $6,681 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $23,790, Rule 12b-1 distribution plan fees $6, shareholder services plan fees $4, custodian fees $17,251, chief compliance officer fees $5,011 and transfer agency per account fees $750, which are offset against an expense reimbursement currently in effect in the amount of $3,086.

(e) Prior to January 1, 2010, each Trustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay eachTrustee who is not an“interested person”of theTrust (as defined in the 1940 Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the 1940 Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager,are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, options transactions, forward contracts and swap transactions, during the period ended December 31,2009, amounted to $93,433,973 and $71,903,375, respectively, of which $11,195,231 in purchases and $11,231,831 in sales were from mortgage dollar roll transactions.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting.Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

44

Fair value of derivative instruments as of December 31, 2009 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1,2]	457,939	Interest rate risk[1,3,4]	(479,095)
Foreign exchange risk[5]	591,023	Foreign exchange risk[6]	(74,723)
Credit risk[2]	81,994	Credit risk	—
Gross fair value of
derivatives contracts	1,130,956		(553,818)

Statement of Assets and Liabilities location:
1	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Unrealized appreciation on swap contracts.
3	Unrealized depreciation on swap contracts.
4	Outstanding options written, at value.
5	Unrealized appreciation on forward foreign currency exchange contracts.
6	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments on the Statement of Operations during the period ended December 31, 2009 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[7]	Options[8]	Contracts[9]	Swaps[10]	Total
Interest rate	(212,575)	(720)	—	444,988	231,693
Foreign exchange	—	—	(1,747,762)	—	(1,747,762)
Credit	—	—	—	111,098	111,098
Total	(212,575)	(720)	(1,747,762)	556,086	(1,404,971)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)[11]
			Forward
Underlying risk	Futures	Options	Contracts	Swaps	Total
Interest rate	637,581	9,883	—	(466,121)	181,343
Foreign exchange	—	—	699,000	—	699,000
Credit	—	—	—	69,853	69,853
Total	637,581	9,883	699,000	(396,268)	950,196

Statement of Operations location:
7	Net realized gain (loss) on financial futures.
8	Net realized gain (loss) on options transactions.
9	Net realized gain (loss) on forward foreign currency exchange contracts.
[10]	Net realized gain (loss) on swap transactions.
[11]	Net unrealized appreciation (depreciation) on investments, financial futures, options transactions, forward foreign currency exchange contracts and swap transactions.

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2009, the average market value of interest rate futures contracts was $18,882,845, which represented 14.80% of average net assets. The average market value of interest rate options contracts was $99,585, which represented .08% of average net assets. The average market value of forward contracts was $29,615,325, which represented 23.21% of average net assets.The average notional value of interest rate swap contracts was $8,687,020, which represented 6.81% of average net assets. The average notional value of credit default swap contracts was $649,700, which represented .51% of average net assets.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk and including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees

46

the futures against default. Contracts open at December 31, 2009 are set forth in the Statement of Financial Futures.

Options: A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date. The fund writes (sells) put and call options primarily to hedge against changes in security prices, or securities that the fund intends to purchase, or against fluctuations in value caused by changes in prevailing market interest rates or other market conditions.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates. As a writer of an option, the fund may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. One risk of holding a put or a call option is that if the option is not sold or

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended December 31, 2009:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($) Gain (Loss) ($)
Contracts outstanding
December 31, 2008	—	—
Contracts written	10,568,000	443,996
Contracts terminated:
Contracts closed	3,400,000	33,371	50,591	(17,220)
Contracts expired	1,200,000	16,500	—	16,500
Total contracts terminated	4,600,000	49,871	50,591	(720)
Contracts Outstanding
December 31, 2009	5,968,000	394,125

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is

48

typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at December 31, 2009:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Argentine Peso,
Expiring 1/8/2010	2,690,000	701,343	706,114	4,771
Brazilian Real,
Expiring 1/8/2010	1,240,000	714,286	710,993	(3,293)
Indonesian Rupiah,
Expiring
1/8/2010	6,667,010,000	706,775	708,507	1,732
Malaysian Ringgit,
Expiring 1/29/2010	2,205,000	646,988	643,166	(3,822)
Mexican New Peso,
Expiring 1/8/2010	9,130,000	707,176	697,407	(9,769)
Norwegian Krone,
Expiring 1/29/2010	3,800,000	652,495	655,476	2,981
Russian Ruble,
Expiring, 1/12/2010	20,640,000	705,882	679,643	(26,239)
South Korean Won,
Expiring 2/26/2010	773,680,000	664,103	663,263	(840)
Sales:		Proceeds ($)
Brazilian Real,
Expiring 1/29/2010	2,990,000	1,700,313	1,706,369	(6,056)
British Pound,
Expiring 1/29/2010	1,910,000	3,107,875	3,084,495	23,380
Canadian Dollar,
Expiring 1/29/2010	880,000	828,984	841,443	(12,459)
Euro,
Expiring 1/29/2010	560,000	813,781	802,765	11,016
Euro,
Expiring 1/29/2010	10,278,000 14,936,503 14,733,601			202,902
Euro,
Expiring 1/29/2010	560,000	813,870	802,764	11,106
Euro,
Expiring 1/29/2010	5,480,000	7,964,687	7,855,627	109,060
Euro,
Expiring 1/29/2010	1,450,000	2,106,918	2,078,587	28,331
Euro,
Expiring 1/29/2010	30,000	43,646	43,005	641
Euro,
Expiring 1/29/2010	130,000	185,843	186,356	(513)

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Hungary Forint,
Expiring 1/29/2010	241,730,000	1,283,204	1,281,090	2,114
Japanese Yen,
Expiring 1/29/2010	30,660,000	342,191	329,251	12,940
Japanese Yen,
Expiring 1/29/2010	95,770,000	1,068,527	1,028,452	40,075
Japanese Yen,
Expiring 1/29/2010	60,520,000	675,499	649,910	25,589
Japanese Yen,
Expiring 1/29/2010	19,490,000	217,459	209,298	8,161
Japanese Yen,
Expiring
1/29/2010	103,790,000	1,158,862	1,114,577	44,285
Japanese Yen,
Expiring 1/29/2010	15,930,000	176,888	171,069	5,819
Japanese Yen,
Expiring 1/29/2010	128,963,000	1,404,802	1,384,904	19,898
Mexican New Peso,
Expiring 1/29/2010	18,070,000	1,409,593	1,376,547	33,046
New Zealand Dollar,
Expiring 1/29/2010	10,000	7,249	7,245	4
New Zealand Dollar,
Expiring 1/29/2010	240,000	172,800	173,872	(1,072)
Polish Zloty,
Expiring 1/29/2010	910,000	320,345	317,173	3,172
Swedish Krona,
Expiring 1/29/2010	4,550,000	625,394	636,054	(10,660)
Gross Unrealized
Appreciation				591,023
Gross Unrealized
Depreciation				(74,723)

Swaps: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized apprecia-

50

tion (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the coun-terparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the post-

The Fund 51

NOTES TO FINANCIAL STATEMENTS (continued)

ing of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty.The following summarizes open interest rate swaps entered into by the fund at December 31, 2009:

					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount ($)	Entity/Currency	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

1,570,000	USD—3 Month
	Libor	JP Morgan	3.29	11/24/2018	(61,526)
360,000	GBP—6 Month
	Libor	JP Morgan	6.30	6/18/2011	41,134
219,000,000	JPY—6 Month
	Yenibor	JP Morgan	1.36	1/19/2012	50,959
Gross Unrealized
Appreciation					92,093
Gross Unrealized
Depreciation					(61,526)

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company, obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of

52

Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on index issues entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. The following summarizes open credit default swaps entered into by the fund at December 31, 2009:

		(Pay)			Upfront
		Receive	Implied		Premiums
Reference	Notional	Fixed	Credit	Market	Receivable	Unrealized
Obligation	Amount ($)[2]	Rate (%)	Spread (%)[3]	Value ($)	(Payable) ($)	Appreciation ($)

Sale Contracts:[1]
Dow Jones
CDX.NA.HY.13
Index
12/20/2014†	59,400[a]	5.00	5.16	(274)	3,814	3,540
Dow Jones
CDX.NA.HY.13
Index
12/20/2014†	1,316,700[b]	5.00	5.16	(6,091)	84,545	78,454
Grosss Unrealized
Appreciation						81,994

† Expiration Date
Counterparty:

a	Barclays
b	Goldman, Sachs & Co.
1	If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
2	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
3	Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as
Defaulted indicates a credit event has occurred for the referenced entity.

The Fund 53

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP includes required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. There are amendments, which require additional disclosures about the current status of the payment/performance risk of a guarantee.All changes to accounting policies have been made in accordance with these amendments and are incorporated within current period as part of the Notes to the Statement of Investments and disclosures within this Note.

At December 31, 2009, the cost of investments for federal income tax purposes was $67,113,006; accordingly, accumulated net unrealized appreciation on investments was $4,626,853, consisting of $5,245,959 gross unrealized appreciation and $619,106 gross unrealized depreciation.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the fund for the fiscal year ended December 31, 2008. At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of the Trust.

During the funds’ two fiscal years ended December 31, 2008 and the subsequent interim period through the effective date of PWC’s replacement: (i) no report on the funds’ financial statements contained an

54

adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagree-ment(s) in connection with its report.

NOTE 6—New Accounting Pronouncement:

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecur-ring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

NOTE 7—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 26, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 55

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus/Standish Global Fixed income Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus/Standish Global Fixed Income Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments, financial futures and options written, as of December 31, 2009, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.The statement of changes in net assets for the year ended December 31, 2008 and the financial highlights for each of the years in the four-year period ended December 31, 2008 were audited by other independent registered public accountants whose report thereon, dated February 27, 2009, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Standish Global Fixed Income Fund as of December 31, 2009, and the results of its operations,the changes in its net assets,and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 26, 2010

56

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 57.44% of ordinary income dividends paid during the fiscal year ended December 31, 2009 as qualifying “interest related dividends”.

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries.Accordingly, the fund hereby makes the following designation regarding its fiscal year ended December 31, 2009:

—the total amount of income sourced from foreign countries was $1,543,303

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign sourced income for the 2009 calendar year with Form 1099-DIV which will be mailed by early 2010.

The Fund 57

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since December 2008.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

J. DAVID OFFICER, Vice President since January 2010.

Director of Mellon United National Bank, an affiliate of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

MICHAEL A. ROSENBERG, Vice President and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

60

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

The Fund 61

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since December 2008.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

62

NOTES

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
21	Statement of Financial Futures
21	Statement of Options Written
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
25	Financial Highlights
26	Notes to Financial Statements
50	Report of Independent Registered Public Accounting Firm
51	Important Tax Information
52	Board Members Information
54	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/Standish
International Fixed
Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/Standish International Fixed Income Fund, covering the 12-month period from January 1, 2009, through December 31, 2009.

The U.S. and global bond markets ended 2009 with healthy annual gains among higher yielding market sectors, but U.S.Treasury securities and other sovereign bonds from developed nations gave back a portion of their previous gains.The bond market’s advance was driven partly by government intervention and partly by improving investor sentiment as the global economy staged a gradual, but sustained, recovery from a severe recession and banking crisis. After four consecutive quarters of contraction, the U.S. economy returned to growth during the third quarter of 2009, buoyed by greater manufacturing activity to replenish depleted inventories and satisfy export demand.The slumping housing market also showed signs of renewed life later in the year when home sales and prices rebounded modestly. However, economic headwinds remain, including a high unemployment rate and the prospect of anemic consumer spending.

As 2010 begins, our Chief Economist, as well as many securities analysts and portfolio managers have continued to find opportunities and survey potential challenges across the various fixed-income markets, both domestic and international. While no one can predict the future, we believe that the 2010 investment environment will likely require a broader range of investment considerations relative to last year.As always, your financial adviser can help you determine the mix of investments that may be best suited to helping you achieve your goals at a level of risk that is comfortable for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation

2

January 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through December 31, 2009, as provided by David Leduc, CFA, and Thomas Fahey, Co-Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2009, Dreyfus/Standish International Fixed Income Fund’s Class I shares achieved a total return of 13.86%.1 In comparison, the Barclays Capital Global Aggregate ex-U.S. Index (Hedged) (the “Index”), the fund’s benchmark, achieved a total return of 4.43% for the same period.2 Higher yielding sectors of the international bond markets rallied during much of 2009 when signs of economic recovery boosted investor sentiment. Conversely, the traditionally defensive sovereign bonds of developed nations gave back some of the gains they achieved during a “flight to quality” in 2008.The fund produced a higher return than that of its benchmark, primarily due to strong results from our sector allocation strategy and favorable security selections among corporate bonds and emerging market securities.

The Fund’s Investment Approach

The fund seeks to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity, by normally investing at least 80% of its assets in fixed income securities.The fund also normally invests at least 65% of its assets in non-U.S. dollar-denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets. The fund’s investments may include non-U.S. high-grade and medium-grade government, corporate, mortgage-backed, asset-backed, high yield and emerging market debt securities. To protect the U.S. dollar value of the fund’s assets, we hedge most, but not necessarily all, of the portfolio’s foreign currency exposure.

The fund emphasizes rotation among undervalued countries, sectors, securities and currencies. In particular, we focus on securities with the most potential for added value, i.e., those involving potential for credit upgrades and unique structural characteristics.To identify these securities, we use macroeconomic research and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal/monetary policy and credit quality of government debt.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Sustained Market Rally Erased Earlier Losses

2009 began in the midst of a global banking crisis and recession that produced steep declines among mortgage-backed, asset-backed, corporate-backed bonds and emerging-market securities. In contrast, sovereign bonds of some developed nations had rallied during a “flight to quality.” The world’s central banks and government officials responded aggressively to the downturn by rescuing struggling corporations and enacting massive economic stimulus programs. Monetary authorities injected massive amounts of liquidity into the international banking system, and they maintained historically low short-term interest rates.

Investor sentiment began to improve in March 2009 as it became clearer that these remedial measures were gaining traction, sparking sustained rallies that were particularly impressive for high yield bonds, investment-grade corporate bonds and emerging market securities. Conversely, sovereign bonds of industrialized countries in Europe gave back some of their earlier gains.

Sector Allocation Strategy Produced Strong Results

The fund began the year with underweighted exposure to sovereign debt and overweighted positions in investment-grade corporate bonds, high yield bonds and emerging market securities. The fund received particularly strong results from the emerging markets, where bonds in Brazil and Mexico gained value as interest rates declined.The fund also benefited from positions in emerging market currencies, which appreciated relative to the euro, British pound and Japanese yen.

The fund’s holdings in the investment-grade corporate sector were focused primarily in Europe and the United Kingdom, including issuers in traditionally defensive industry groups, such as utilities and the senior debt of multinational banks. The fund also allocated assets to corporate bonds in the United States, where risk premiums were especially attractive early in the year. As those premiums normalized, we shifted the fund’s focus to corporate securities in Europe. High yield positions included a diverse array of issuers with credit ratings toward the upper end of the below-investment-grade spectrum.

Although the fund maintained underweighted exposure to sovereign bonds in developed markets, it held especially light positions in Greece, Ireland, Spain and other “peripheral” European nations due to heightened fiscal and competitive pressures.The fund began 2009 with modest exposure to mortgage-backed securities, but we gradually

4

reduced that position after the sector had rallied amid massive levels of government support.

The fund’s interest rate strategies detracted mildly from relative performance, but it was not enough to offset strength in other areas.We generally set the fund’s average duration in a range that was slightly longer than industry averages, and we tended to focus on bonds with maturities of five years and 10 years.

Maintaining a Research-Intensive Process

As of the reporting period’s end, we have maintained the fund’s sector allocation strategy, as we believe that the emerging markets and corporate-backed bonds have room for further gains. However, we expect governments and central banks to pare back some of their remedial programs in 2010. Therefore, security selection may become a more critical determinant of fund performance, an environment to which our research-intensive approach may be particularly well suited.

January 15, 2010

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.
The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.
Effective September 1, 2009, the single class shares of Dreyfus/Standish International Fixed
Income Fund were re-designated as Class I shares.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: LIPPER. — Reflects reinvestment of dividends and, where applicable, capital gain
distributions.The Barclays Capital Global Aggregate ex-U.S. Index (Hedged) is designed to measure the performance of global investment-grade, fixed-rate debt markets, excluding the United
States, hedged into U.S. dollars. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Bloomberg L.P.
†† Source: Barclays Capital Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/Standish International Fixed
Income Fund on 12/31/99 to a $10,000 investment made in the J.P. Morgan Non-U.S. Government Bond Index
(Hedged) (the “J.P. Morgan Index”) and the Barclays Capital Global Aggregate ex-U.S. Index (Hedged) (the “Barclays
Capital Index”) on that date.All dividends and capital gain distributions are reinvested.
Effective February 10, 2009, Dreyfus/Standish International Fixed Income Fund changed its benchmark from the
J.P. Morgan Index to the Barclays Capital Index. In future reports, the fund’s performance will no longer be compared to the J.P. Morgan Index because the Barclays Capital Index is more reflective of the fund’s portfolio investment profile.
Effective on September 1, 2009, the single class shares of Dreyfus/Standish International Fixed Income Fund were re-designated as Class I shares.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The J.P. Morgan Index is an unmanaged broad based index of non-U.S. government bonds with maturities of one year or more that are currency-
hedged into U.S. dollars.The Barclays Capital Index is designed to measure the performance of global investment-grade, fixed-rate debt markets, excluding the United States, hedged into U.S. dollars.These factors can contribute to the Index potentially outperforming the fund. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses.
Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish International Fixed Income Fund from July 1, 2009 to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2009†

Expenses paid per $1,000††	$ 4.19
Ending value (after expenses)	$1,079.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2009†

Expenses paid per $1,000††	$ 4.08
Ending value (after expenses)	$1,021.17

† Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.

Expenses are equal to the fund's annualized expense ratio of .80% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
December 31, 2009

		Coupon	Maturity	Principal
Bonds and Notes—92.8%		Rate (%)	Date	Amount ($)		Value ($)
Australia—1.4%
Queensland Treasury,
Gtd. Notes	AUD	6.00	8/14/13	910,000	[a]	834,441
Rio Tinto Finance USA,
Gtd. Notes		5.88	7/15/13	225,000		242,977
Saint George Bank,
Sr. Unscd. Notes	EUR	6.50	6/24/13	150,000	[a]	239,496
						1,316,914
Belgium—1.5%
Anheuser-Busch InBev,
Gtd. Notes	GBP	9.75	7/30/24	130,000	[a]	288,372
Belgium Kingdom,
Bonds, Ser. 44	EUR	5.00	3/28/34	700,000	[a]	1,078,909
						1,367,281
Bermuda—.1%
Holcim Capital,
Gtd. Notes		6.88	9/29/39	120,000	[b]	126,430
Brazil—2.2%
Brazilian Government,
Unsub. Bonds	BRL	12.50	1/5/16	3,050,000	[a]	1,988,369
Canada—3.2%
Barrick Gold,
Sr. Unscd. Notes		6.95	4/1/19	235,000		265,056
Canadian Government,
Bonds, Ser. VW17	CAD	8.00	6/1/27	310,000	[a]	435,826
Province of Ontario Canada,
Notes	CAD	4.50	12/2/12	1,670,000	[a]	1,697,529
Teck Resources,
Sr. Scd. Notes		10.75	5/15/19	215,000		258,000
Trans-Canada Pipelines,
Sr. Unscd. Notes		7.63	1/15/39	205,000		253,311
						2,909,722
Cayman Islands—.5%
Petrobras
International Finance,
Gtd. Notes		5.75	1/20/20	215,000		219,792
Vale Overseas,
Gtd. Notes		6.88	11/10/39	215,000		217,521
						437,313

8

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Denmark—.8%
NYKREDIT,
Sub. Notes	EUR	4.90	9/22/49	600,000	[a,c]	761,214
Finland—.7%
Aktia Real Estate,
Bonds	EUR	4.13	6/11/14	450,000	[a]	663,399
France—6.0%
BNP Paribas,
Sr. Unscd. Notes	EUR	3.25	3/27/12	135,000	[a]	197,708
Electricite of France,
Sr. Unscd. Notes	EUR	5.00	5/30/14	150,000	[a]	232,589
GDF Suez,
Sr. Unscd. Notes	EUR	6.25	1/24/14	95,000	[a]	153,194
Government of France,
Bonds	EUR	4.25	10/25/18	2,120,000	[a]	3,216,020
Lafarge,
Notes	EUR	5.50	12/16/19	95,000	[a]	135,198
PPR,
Sr. Unscd. Notes	EUR	8.63	4/3/14	245,000	[a]	414,817
Societe Generale,
Sr. Unscd. Notes	EUR	5.25	3/28/13	250,000	[a]	385,641
Societe Generale,
Sub. Notes	EUR	6.13	8/20/18	150,000	[a]	242,049
Societe Generale,
Sub. Notes	EUR	7.76	5/22/49	50,000	[a,c]	67,377
Veolia Environnement,
Sr. Unscd. Notes	EUR	6.13	11/25/33	170,000	[a]	265,250
Veolia Environnement,
Sr. Unscd. Notes	EUR	6.75	4/24/19	150,000	[a]	252,002
						5,561,845
Germany—9.6%
Bayer,
Jr. Sub. Bonds	EUR	5.00	7/29/05	125,000	[a,c]	165,933
Bundesrepublik Deutschland,
Bonds, Ser. 01	EUR	5.00	7/4/11	1,745,000	[a]	2,646,075
Bundesrepublik Deutschland,
Bonds, Ser. 03	EUR	4.25	1/4/14	535,000	[a]	825,181
Bundesrepublik Deutschland,
Bonds, Ser. 08	EUR	4.25	7/4/18	2,130,000	[a]	3,287,282

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Germany (continued)
Deutsche Bank,
Sr. Unscd. Notes	EUR	5.13	8/31/17	250,000	[a]	386,476
Eurohypo,
Bonds, Ser. 2212	EUR	4.50	1/21/13	430,000	[a,b]	654,322
Heidelbergcement,
Gtd. Notes	EUR	8.50	10/31/19	435,000	[a]	662,555
Henkel & Co.,
Sub. Bonds	EUR	5.38	11/25/04	155,000	[a,c]	200,731
						8,828,555
Hungary—1.6%
Hungary Government,
Bonds, Ser. 17/B	HUF	6.75	2/24/17	150,000,000	[a]	740,203
Hungary Government,
Bonds, Ser. 19/A	HUF	6.50	6/24/19	162,000,000	[a]	778,797
						1,519,000
Indonesia—.8%
Indonesia Government,
Notes	IDR	11.50	9/15/19	6,000,000,000	[a]	703,515
Ireland—.3%
Principal Financial
Global Funding II,
Sr. Scd. Notes	EUR	4.50	1/26/17	250,000	[a]	318,182
Italy—2.1%
Atlantia,
Gtd. Notes	EUR	5.63	5/6/16	395,000	[a]	618,482
Enel-Societa Per Azioni,
Notes	EUR	5.63	6/21/27	165,000	[a]	251,858
Telecom Italia,
Sr. Unscd. Notes	EUR	5.25	3/17/55	200,000	[a]	239,997
Telecom Italia,
Sr. Unscd. Notes	EUR	8.25	3/21/16	165,000	[a]	290,042
Telecom Italia,
Sr. Unscd. Notes	GBP	5.63	12/29/15	350,000	[a]	575,953
						1,976,332
Japan—7.6%
Development Bank of Japan,
Gov’t Gtd. Notes	JPY	1.05	6/20/23	11,000,000	[a]	107,332
Development Bank of Japan,
Gov’t Gtd. Notes	JPY	1.70	9/20/22	263,000,000	[a]	2,812,924

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Japan (continued)
Japan Government,
Bonds, Ser. 8	JPY	1.00	6/10/16	180,000,000	[a]	1,864,345
Japan Government,
Bonds, Ser. 11	JPY	1.70	6/20/33	160,850,000	[a]	1,561,650
Japan Government,
Bonds, Ser. 288	JPY	1.70	9/20/17	54,100,000	[a]	614,986
						6,961,237
Luxembourg—1.3%
Finmeccanica,
Gtd. Bonds	EUR	5.25	1/21/22	280,000	[a]	410,287
Holcim US Finance,
Gtd. Notes		6.00	12/30/19	170,000	[b]	177,284
Telecom Italia Financial,
Gtd. Notes	EUR	7.50	4/20/11	105,000	[a]	161,340
Wind Acquisition Finance,
Gtd. Notes	EUR	11.75	7/15/17	260,000	[a,b]	407,199
						1,156,110
Mexico—1.5%
Mexican Bonos,
Bonds, Ser. M 10	MXN	7.75	12/14/17	18,235,000	[a]	1,388,324
Netherlands—8.4%
Daimler
International Finance,
Gtd. Notes	EUR	6.88	6/10/11	240,000	[a]	366,166
Deutsche Telekom
International Finance,
Gtd. Notes	EUR	5.75	4/14/15	205,000	[a]	324,920
Diageo Capital,
Gtd. Notes	EUR	5.50	7/1/13	240,000	[a]	373,833
E.ON International Finance,
Gtd. Notes	EUR	4.88	1/28/14	140,000	[a]	216,094
E.ON International Finance,
Gtd. Notes	EUR	5.50	10/2/17	175,000	[a]	276,927
Elsevier Finance,
Gtd. Notes	EUR	6.50	4/2/13	150,000	[a]	238,048
ING Bank,
Sub. Notes	EUR	5.50	1/4/12	150,000	[a]	222,580
Netherlands Government,
Bonds	EUR	4.00	7/15/18	1,030,000	[a]	1,538,974

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Netherlands (continued)
Netherlands Government,
Bonds	EUR	4.00	1/15/37	2,190,000	[a]	3,027,946
Repsol International Finance,
Gtd. Notes	EUR	4.63	10/8/14	275,000	[a]	417,529
RWE Finance,
Gtd. Notes	EUR	6.63	1/31/19	250,000	[a]	429,118
Telefonica Europe BV,
Gtd. Notes	EUR	5.13	2/14/13	75,000	[a]	115,199
Volkswagen International
Finance NV,
Gtd. Bonds	EUR	4.88	5/22/13	140,000	[a]	212,158
						7,759,492
Norway—.2%
DNB Nor Bank,
Sub. Notes	EUR	0.92	5/30/17	150,000	[a,c]	201,885
Poland—.5%
Poland Government,
Bonds, Ser. 0413	PLN	5.25	4/25/13	1,125,000	[a]	392,423
Republic of Poland,
Sr. Unscd. Bonds		6.38	7/15/19	90,000		98,341
						490,764
Qatar—.8%
State of Qatar,
Sr. Notes		4.00	1/20/15	565,000	[b]	569,238
State of Qatar,
Sr. Notes		5.15	4/9/14	190,000	[b]	200,925
						770,163
Russia—.4%
Russian Federation,
Sr. Unscd. Bonds		7.50	3/31/30	329,000	[c]	374,649
South Korea—.3%
Export-Import Bank of Korea,
Sr. Unscd. Notes	EUR	5.75	5/22/13	155,000	[a]	236,276
Spain—.7%
Santander International,
Bank Gtd. Notes	EUR	5.63	2/14/12	100,000	[a]	153,064
Telefonica Emisiones,
Gtd. Notes	EUR	4.69	11/11/19	100,000	[a]	144,736

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Spain (continued)
Telefonica Emisiones,
Gtd. Notes	EUR	5.50	4/1/16	250,000	[a]	389,291
						687,091
Supranational—.9%
Eurasian Development Bank,
Sr. Unscd. Notes		7.38	9/29/14	230,000	[b]	240,062
European Investment Bank,
Sr. Unscd. Notes	JPY	1.90	1/26/26	58,000,000	[a]	603,776
						843,838
Sweden—4.6%
Svenska Handelsbanken,
Jr. Sub. Notes	EUR	4.19	12/16/49	625,000	[a,c]	795,171
Swedish Government,
Bonds, Ser. 1045	SEK	5.25	3/15/11	10,385,000	[a]	1,535,357
Swedish Government,
Bonds, Ser. 1050	SEK	3.00	7/12/16	5,500,000	[a]	769,996
Swedish Government,
Bonds, Ser. 1052	SEK	4.25	3/12/19	7,700,000	[a]	1,157,109
						4,257,633
Switzerland—.9%
Credit Suisse Capital,
Bank Gtd. Notes	EUR	6.91	11/7/49	245,000	[a,c]	350,341
Credit Suisse Capital,
Bank Gtd. Notes	EUR	7.97	12/29/49	160,000	[a,c]	229,941
Credit Suisse London,
Sr. Unscd. Notes	EUR	6.13	5/16/14	130,000	[a]	206,918
						787,200
United Kingdom—9.0%
ASIF III Jersey,
Sr. Scd. Notes	EUR	5.50	3/7/11	275,000	[a]	388,827
Barclays Bank,
Sr. Unscd. Notes		6.75	5/22/19	290,000		324,047
Barclays Bank,
Sub. Notes	EUR	4.88	12/15/49	210,000	[a,c]	192,669
Barclays Bank,
Sub. Notes	EUR	6.00	1/23/18	270,000	[a]	410,361
BAT International Finance,
Gtd. Notes	EUR	5.38	6/29/17	140,000	[a]	215,792

The Fund 13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United Kingdom (continued)
BAT International Finance,
Gtd. Notes	GBP	6.38	12/12/19	240,000	[a]	410,322
FCE Bank,
Sr. Unscd. Notes	EUR	7.13	1/16/12	600,000	[a]	847,227
HSBC Holdings,
Sub. Notes	EUR	6.25	3/19/18	150,000	[a]	239,668
National Grid,
Sr. Unscd. Notes		6.30	8/1/16	105,000		114,347
National Grid,
Sr. Unscd. Notes	EUR	5.00	7/2/18	275,000	[a]	412,691
National Grid Gas PLC,
Gtd. Notes	GBP	7.00	12/16/24	135,000	[a]	243,852
Reed Elsevier Investment,
Gtd. Notes	GBP	7.00	12/11/17	150,000	[a]	266,695
Royal Bank of Scotland,
Sr. Unscd. Notes	EUR	5.75	5/21/14	395,000	[a]	596,935
United Kingdom Gilt,
Bonds	GBP	4.25	3/7/36	1,585,000	[a]	2,477,139
United Kingdom Gilt,
Bonds	GBP	4.50	3/7/19	545,000	[a]	909,320
Vodafone Group,
Sr. Uncd. Notes	GBP	8.13	11/26/18	150,000	[a]	290,883
						8,340,775
United States—24.9%
AES,
Sr. Unscd. Notes		7.75	10/15/15	190,000		193,800
American Express,
Sr. Unscd. Notes		7.25	5/20/14	385,000		434,834
Anadarko Petroleum,
Sr. Unscd. Notes		8.70	3/15/19	175,000		218,047
Aramark,
Gtd. Notes		8.50	2/1/15	320,000	[d]	331,200
AT&T,
Sr. Unscd. Notes	EUR	6.13	4/2/15	100,000	[a]	160,723
Autozone,
Sr. Unscd. Notes		5.75	1/15/15	380,000		412,561
Ball,
Gtd. Notes		7.38	9/1/19	365,000		376,862

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
Bank of America,
Sr. Unscd. Notes		7.38	5/15/14	390,000		442,956
Bear Stearns Commercial
Mortgage Securities,
Ser. 2007-T26, Cl. A4		5.47	1/12/45	55,000	[c]	52,160
Bear Stearns Commercial
Mortgage Securities,
Ser. 2007-T28, Cl. A4		5.74	9/11/42	50,000	[c]	48,255
BMW US Capital,
Gtd. Notes	EUR	5.00	5/28/15	245,000	[a]	374,099
BNP Paribas,
Sub. Bonds	EUR	5.87	10/16/49	250,000	[a,c]	322,548
Bombardier,
Sr. Unscd. Notes		6.30	5/1/14	200,000	[b]	199,000
Capital One Capital VI,
Gtd. Notes		8.88	5/15/40	115,000		123,337
Cargill,
Sr. Unscd. Notes	EUR	4.38	4/29/13	200,000	[a]	297,846
Cargill, Inc.
Sr. Unscd. Notes	EUR	6.25	7/24/15	250,000	[a]	402,824
CC Holdings,
Sr. Scd. Notes		7.75	5/1/17	380,000	[b]	406,600
CenturyTel,
Sr. Notes, Ser. Q		6.15	9/15/19	145,000		148,513
Chesapeake Energy,
Gtd. Notes		7.50	9/15/13	230,000		235,175
Chesapeake Energy,
Gtd. Notes	EUR	6.25	1/15/17	150,000	[a]	196,754
Citigroup,
Sr. Unscd. Notes		6.13	5/15/18	360,000		362,533
Citigroup
Commercial Mortgage
Trust, Ser. 2007-C6,
Cl. A4		5.70	12/10/49	325,000	[c]	290,687
CSC Holdings,
Sr. Unscd. Notes		8.50	4/15/14	375,000	[b]	401,250
Delhaize Group,
Gtd. Notes		6.50	6/15/17	198,000		215,354

The Fund 15

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
Discover Financial Services,
Sr. Unscd. Notes		10.25	7/15/19	220,000		257,668
Discovery Communications,
Gtd. Notes		5.63	8/15/19	230,000		237,921
Dish DBS,
Gtd. Notes		7.75	5/31/15	395,000		415,737
Dow Chemical,
Sr. Unscd. Notes		8.55	5/15/19	315,000		376,470
Echostar DBS,
Gtd. Notes		7.13	2/1/16	135,000		138,544
El Paso,
Sr. Unscd. Notes		7.00	6/15/17	410,000		408,685
Energy Transfer Partners,
Sr. Unscd. Notes		8.50	4/15/14	220,000		254,176
Enterprise Products Operations,
Gtd. Notes		6.13	10/15/39	390,000		378,030
EQT,
Sr. Unscd. Notes		8.13	6/1/19	155,000		179,386
First Energy Solutions,
Gtd. Notes, Series WI		4.80	2/15/15	245,000		250,351
Freeport-McMoRan
Copper & Gold,
Sr. Unscd. Notes		8.38	4/1/17	260,000		285,090
General Electric Capital,
Sub. Bonds	EUR	4.63	9/15/66	215,000	[a,c]	234,242
Georgia-Pacific,
Gtd. Notes		7.00	1/15/15	145,000	[b]	147,538
GMAC Commercial
Mortgage Securities,
Ser. 2002-C2, Cl. A2		5.39	10/15/38	180,878		185,824
GMAC Commercial
Mortgage Securities,
Ser. 2003-C3, Cl. A2		4.22	4/10/40	90,588		91,272
Goldman Sachs Group,
Sr. Unscd. Notes		7.50	2/15/19	520,000		607,246
Goodyear Tire & Rubber,
Sr. Unscd. Notes		10.50	5/15/16	150,000		166,500

16

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
Harley-Davidson Funding,
Gtd. Notes		5.75	12/15/14	405,000	[b]	411,622
HCA,
Sr. Scd. Notes		7.88	2/15/20	190,000	[b]	198,313
Ipalco Enterprises,
Sr. Scd. Notes		7.25	4/1/16	330,000	[b]	332,475
Iron Mountain,
Sr. Sub. Notes		8.38	8/15/21	370,000		383,875
JPMorgan Chase & Co.,
Sr. Unscd. Notes		6.30	4/23/19	195,000		214,897
JPMorgan Chase & Co.,
Sr. Unscd. Notes		4.75	5/1/13	280,000		295,773
JPMorgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. A2		5.63	12/5/27	850,000	[b]	843,702
Kinder Morgan Energy Partners,
Sr. Unscd. Notes		5.80	3/1/21	40,000		41,342
Kinder Morgan Energy Partners,
Sr. Unscd. Notes		6.85	2/15/20	315,000		350,070
Kraft Foods,
Sr. Unscd. Notes	EUR	6.25	3/20/15	255,000	[a]	401,368
Lamar Media,
Gtd. Notes		6.63	8/15/15	360,000		351,000
Levi Strauss & Co.,
Sr. Unscd. Notes	EUR	8.63	4/1/13	150,000	[a]	217,183
Merrill Lynch Mortgage Trust,
Ser. 2005-CIP1, Cl. A2		4.96	8/12/10	150,000		150,486
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2006-2, Cl. A4		6.10	6/12/46	185,000	[c]	181,967
Metropolitan Life Global Funding I,
Sr. Scd. Notes		5.13	4/10/13	200,000	[b]	212,037
Metropolitan Life
Global Funding I,
Sr. Scd. Notes		5.13	6/10/14	235,000	[b]	248,946
MGM Mirage,
Sr. Scd. Notes		11.13	11/15/17	400,000	[b]	445,000

The Fund 17

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
Morgan Stanley,
Sr. Unscd. Notes		7.30	5/13/19	355,000		399,329
Morgan Stanley,
Sr. Unscd. Notes	EUR	5.50	10/2/17	145,000	[a]	212,814
Morgan Stanley Capital I,
Ser. 2006-IQ12, Cl. A1		5.26	12/15/43	82,133		83,963
Mosaic,
Sr. Unscd. Notes		7.38	12/1/14	160,000	[b]	171,327
Newfield Exploration,
Sr. Sub. Notes		7.13	5/15/18	25,000		25,375
News America,
Gtd. Notes		6.15	3/1/37	140,000		139,741
News America,
Gtd. Notes		6.90	3/1/19	220,000		248,317
Nordic Telephone Holdings,
Sr. Scd. Bonds		8.88	5/1/16	135,000	[b]	143,438
NRG Energy,
Gtd. Notes		7.38	1/15/17	400,000		402,000
Peabody Energy,
Gtd. Notes		7.38	11/1/16	255,000		264,244
Peabody Energy,
Gtd. Notes, Ser. B		6.88	3/15/13	120,000		121,950
Penn National Gaming,
Sr. Sub. Notes		8.75	8/15/19	385,000	[b]	395,588
Plains All American Pipeline,
Gtd. Notes		4.25	9/1/12	375,000		387,236
Procter & Gamble,
Sr. Unscd. Notes	EUR	5.13	10/24/17	135,000	[a]	211,976
Prudential Financial,
Sr. Unscd. Notes		4.75	9/17/15	394,000		400,017
Reynolds Group Escrow,
Sr. Scd. Notes	EUR	7.75	10/15/16	305,000	[a,b]	445,977
Roche,
Gtd. Notes	EUR	5.63	3/4/16	130,000	[a]	208,235

18

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
Schering-Plough,
Gtd. Notes	EUR	5.00	10/1/10	85,000	[a]	125,155
Schering-Plough,
Gtd. Notes	EUR	5.38	10/1/14	200,000	[a]	313,772
Simon Property Group,
Sr. Unscd. Notes		6.75	5/15/14	315,000		336,006
Staples,
Gtd. Notes		9.75	1/15/14	340,000		414,628
Wachovia Bank Commercial
Mortgage Trust,
Ser. 2005-C16, Cl. A2		4.38	10/15/41	82,292		83,060
Wachovia Bank
Commercial Mortgage
Trust, Ser. 2007-C34,
Cl. A3		5.68	5/15/46	130,000		114,755
Windstream,
Gtd. Notes		7.88	11/1/17	305,000	[b]	302,713
WM Covered Bond Program,
Notes	EUR	4.00	9/27/16	285,000	[a]	401,688
						22,895,958
Total Bonds and Notes
(cost $81,340,772)						85,629,466

Short-Term Investment—1.8%
U.S. Treasury Bills;
0.03%, 1/14/10
(cost $1,659,980)				1,660,000 [d,e]		1,659,980

Other Investment—1.8%				Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,631,828)				1,631,828 [f]		1,631,828

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—1.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $885,292)	885,292 [f]	885,292
Total Investments (cost $85,517,872)	97.4%	89,806,566
Cash and Receivables (Net)	2.6%	2,363,996
Net Assets	100.0%	92,170,562

a Principal amount stated in U.S. Dollars unless otherwise noted:
AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
EUR—Euro
GBP—British Pound
HUF—Hungary Forint
IDR—Indonesian Rupiah
JPY—JapaneseYen
MXN—Mexican New Peso
PLN— Polish Zloty
SEK—Swedish Krona
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2009, these securities had a total market value of $7,680,986 or 8.3% of net assets.
c Variable rate security—interest rate subject to periodic change.
d Security, or portion thereof, on loan.At December 31, 2009, the total market value of the fund’s securities on loan is
$861,754 and the total market value of the collateral held by the fund is $885,292.
e Held by broker as collateral for open financial futures and options positions.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
Corporate Bonds	47.6	Commercial Mortgage-Backed	2.3
Foreign/Governmental	42.9
Short-Term/Money Market Investments	4.6		97.4

20

STATEMENT OF FINANCIAL FUTURES
December 31, 2009

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 12/31/2009 ($)
Financial Futures Long
Euro—Bobl	46	7,626,991	March 2010	(35,441)
Euro—Bund	2	347,463	March 2010	(3,589)
Euro—Schatz	13	2,011,956	March 2010	1,643
Japanese 10 Year Bond	3	4,499,919	March 2010	(2,931)
U.S. Treasury 5 Year Notes	5	571,914	March 2010	(8,219)
Financial Futures Short
U.S. Treasury 10 Year Notes	146	(16,856,156)	March 2010	457,655
U.S. Long Bond	21	(2,422,875)	March 2010	150,575
Gross Unrealized Appreciation				609,873
Gross Unrealized Depreciation				(50,180)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
December 31, 2009

	Face Amount
	Covered by
	Contracts ($)	Value ($)
Call Options:
10-Year USD LIBOR-BBA,
September 2012 @ 4.47	1,963,000 [a]	(83,439)
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	1,730,000 [a]	(90,841)
Put Options:
10-Year USD LIBOR-BBA,
September 2012 @ 4.47	1,963,000 [a]	(169,072)
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	1,730,000 [a]	(132,199)
(Premiums received $487,669)		(475,551)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $861,754)—Note 1(c):
Unaffiliated issuers	83,000,752	87,289,446
Affiliated issuers	2,517,120	2,517,120
Cash		47,002
Cash denominated in foreign currencies	202,562	201,370
Dividends and interest receivable		1,842,097
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		1,006,060
Unrealized appreciation on swap contracts—Note 4		629,089
Receivable for shares of Beneficial Interest subscribed		616,170
Receivable for futures variation margin—Note 4		65,841
Receivable for investment securities sold		11,443
Prepaid expenses		11,735
		94,237,373
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		48,885
Liability for securities on loan—Note 1(c)		885,292
Outstanding options written, at value (premiums received
$487,669)—See Statement of Options Written—Note 4		475,551
Payable for investment securities purchased		181,278
Payable for shares of Beneficial Interest redeemed		170,939
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		121,489
Swaps premiums received—Note 4		109,655
Unrealized depreciation on swap contracts—Note 4		31,077
Accrued expenses		42,645
		2,066,811
Net Assets ($)		92,170,562
Composition of Net Assets ($):
Paid-in capital		87,291,978
Accumulated undistributed investment income—net		1,507,813
Accumulated net realized gain (loss) on investments		(2,964,771)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions (including
$559,693 net unrealized appreciation on financial futures)		6,335,542
Net Assets ($)		92,170,562
Class I Shares Outstanding[a]
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		4,622,426
Net Asset Value, offering and redemption price per share ($)		19.94

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

22

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

Investment Income ($):
Income:
Interest	3,340,255
Dividends;
Affiliated issuers	1,964
Income from securities lending—Note 1(c)	2,729
Total Income	3,344,948
Expenses:
Investment advisory fee—Note 3(a)	285,900
Accounting and administration fee—Note 3(a)	60,000
Shareholder servicing costs—Note 3(c)	62,295
Auditing fees	54,994
Custodian fees—Note 3(c)	51,880
Registration fees	28,327
Prospectus and shareholders’ reports	16,571
Legal fees	15,905
Trustees’ fees and expenses—Note 3(d)	3,645
Interest expense—Note 2	227
Administrative service fee—Note 3(b)	100
Loan commitment fees—Note 2	38
Miscellaneous	40,315
Total Expenses	620,197
Less—reduction in advisory fee due to undertaking—Note 3(a)	(41,251)
Less—reduction in fees due to earnings credits—Note 1(c)	(6,880)
Net Expenses	572,066
Investment Income—Net	2,772,882
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,783,414
Net realized gain (loss) on options transactions	(1,014)
Net realized gain (loss) on financial futures	(270,137)
Net realized gain (loss) on swap transactions	1,474,446
Net realized gain (loss) on forward foreign currency exchange contracts	(3,728,761)
Net Realized Gain (Loss)	1,257,948
Net unrealized appreciation (depreciation) on investments, foreign currecncy transactions, options transactions, financial futures, swap transactions and forward foreign currency exchange contracts [including $12,118 net unrealized appreciation on options transactions, $1,051,203 net unrealized appreciation on financial futures transactions, ($872,814) net unrealized (depreciation) on swap transactions and $2,172,582 net unrealized appreciation on forward
foreign currency exchange contracts]	5,099,961
Net Realized and Unrealized Gain (Loss) on Investments	6,357,909
Net Increase in Net Assets Resulting from Operations	9,130,791

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009[a]	2008
Operations ($):
Investment income—net	2,772,882	3,412,090
Net realized gain (loss) on investments	1,257,948	7,229,876
Net unrealized appreciation
(depreciation) on investments	5,099,961	(3,632,115)
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,130,791	7,009,851
Dividends to Shareholders from ($):
Investment income—net	(4,926,356)	(4,312,893)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	51,586,255	29,147,476
Dividends reinvested	4,351,063	3,819,217
Cost of shares redeemed	(28,915,816)	(74,595,538)[b]
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	27,021,502	(41,628,845)
Total Increase (Decrease) in Net Assets	31,225,937	(38,931,887)
Net Assets ($):
Beginning of Period	60,944,625	99,876,512
End of Period	92,170,562	60,944,625
Accumulated investment income—net	1,507,813	5,018,818
Capital Share Transactions (Shares):
Shares sold	2,702,732	1,538,887
Shares issued for dividends reinvested	238,553	203,271
Shares redeemed	(1,535,214)	(3,905,356)
Net Increase (Decrease) in Shares Outstanding	1,406,071	(2,163,198)

a	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b	Includes redemption-in-kind amounting to $25,283,970.
See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class I Shares	2009[a]	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	18.95	18.57	18.14	17.55	21.35
Investment Operations:
Investment income—net[b]	.74	.72	.69	.53	.75
Net realized and unrealized
gain (loss) on investments	1.72	.75	.10	.21	.23
Total from Investment Operations	2.46	1.47	.79	.74	.98
Distributions:
Dividends from investment income—net	(1.47)	(1.09)	(.36)	(.15)	(4.78)
Net asset value, end of period	19.94	18.95	18.57	18.14	17.55
Total Return (%)	13.86	8.08	4.35	4.27	4.72
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.87	.80	.70	.68	.58
Ratio of net expenses
to average net assets	.80	.78	.70	.68	.58
Ratio of net investment income
to average net assets	3.88	3.84	3.73	3.01	3.49
Portfolio Turnover Rate	120.50	158[c]	168[c]	89	168
Net Assets, end of period ($ x 1,000)	92,171	60,945	99,877	93,344	122,721

a	Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2008 and
2007 were 144% and 140%, respectively.
See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish International Fixed Income Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering twelve series, including the fund. The fund’s investment objective is to seek to maximize total return while realizing a market level of income, consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.

The Board of Trustees approved, effective September 1, 2009, the fund’s shares were redesignated as Class I shares. Class I shares are sold primarily to bank trust departments and other financial service providers, (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class I shares are offered without a front end sales charge or contingent deferred sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded

26

all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swap transactions and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options that are traded on an exchange, are valued at the last sales price

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

on the exchange on which such contracts are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and the asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange on the valuation date. Forward contracts are valued at the forward rate. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads an interest rates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

28

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Commercial
Mortgage-Backed	—	2,126,131	—	2,126,131
Corporate Bonds	—	43,870,210	—	43,870,210
Foreign Government	—	39,633,125	—	39,633,125
Mutual Funds	2,517,120	—	—	2,517,120
U.S. Treasury	—	1,659,980	—	1,659,980
Other Financial
Instruments†	609,873	1,635,149	—	2,245,022
Liabilities ($)
Other Financial
Instruments†	(50,180)	(628,117)	—	(678,297)
† Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Private Investment Fund ($)††
Balance as of 12/31/2008	64,706
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(64,706)
Transfers in and/or out of Level 3	—
Balance as of 12/31/2009	—
†† Investment in BlackRock Cash Strategies Fund LLC. See Note 1(c).

(b) Foreign currency transactions: The fund does not isolate that por-
tion of the results of operations resulting from changes in foreign

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned and that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested

30

in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2009, The Bank of New York Mellon earned $1,469 from lending portfolio securities, pursuant to the securities lending agreement.

Until December 10, 2007, all cash collateral received by the fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended.To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through December 31, 2008, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the fund were reinvested in the shares of the Dreyfus Fund. As of January 22, 2009, the final withdrawal was reinvested in the shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund rec-

32

ognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,696,092, accumulated capital losses $1,891,140 and unrealized appreciation $3,073,632.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, the carryover expires in fiscal 2010. Its uncertain whether the fund will be able to realize the benefits of the remaining capital loss carryovers before they expire and the remaining capital loss carryover could be subject to future limitations imposed by the internal revenue code related to share ownership activity.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2009 and December 31, 2008 were as follows: ordinary income $4,926,356 and $4,312,893, respectively.

During the period ended December 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for pay down gains and loses on mortgage-backed securities, foreign currency transactions, amortization of premiums and swap periodic payments, the fund decreased accumulated undistributed investment income-net by $1,357,531, increased accumulated net realized gain (loss) on investment by $1,334,472 and increased paid-in capital by $23,059. Net assets and net asset value per share were not affected by this reclassification.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. Prior to September 24, 2009, the Trust had entered into two separate agreements with The Bank of New York Mellon that enabled the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million under an uncommitted line of credit.

The average amount of borrowings outstanding under the Facilities and Lines of Credit during the period ended December 31, 2009, was approximately $16,300 with a related weighted average annualized interest rate of 1.39%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Manager had undertaken from January 1, 2009 through December 31, 2009 to reduce the investment advisory fee paid by the fund, to the extent that the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, do not exceed an annual rate of .80% of the value of the fund’s average daily net assets.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $41,251 during the period ended December 31, 2009.

34

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. During the period ended December 31, 2009, the fund was charged $60,000 for administration and fund accounting services pursuant to the agreement.

(b) The fund may pay administrative service fees.These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the fund may pay each Plan Administrator an administrative service fee in an amount of up to .15% (on an annualized basis) of the fund’s average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator. For the period ended December 31, 2009, the fund was charged $100. The fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the fund or cooperate with the distributor’s promotional efforts.

(c) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2009 the fund was charged $25,186 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

related to fund subscriptions and redemptions. During the period ended December 31, 2009, the fund was charged $6,880 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2009, the fund was charged $51,880 pursuant to the custody agreement.

During the period ended December 31, 2009, the fund was charged $6,681 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of:investment advisory fees $31,078, custodian fees $16,749, chief compliance officer fees $5,011 and transfer agency per account fees $3,000, which are offset against an expense reimbursement currently in effect in the amount of $6,953.

(d) Prior to January1, 2010, eachTrustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust,The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust,The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-end Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-end Funds will pay each Trustee who is not an “interested person” of the Trust (as defined in the 1940 Act) $60,000 per annum, plus $7,000 per joint Board Group Open-end Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-end Funds also reimburse each Trustee who is not an “interested person” of the

36

Trust (as defined in the 1940 Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-end Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-end Funds and Dreyfus High Yield Strategies Fund. The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable by certain other series of the Trust to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, option transactions, financial futures, forward contracts and swap transactions, during the period ended December 31, 2009, amounted to $108,507,055 and $80,829,360, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of December 31, 2009 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1,2]	1,137,206	Interest rate risk[1,3,4]	(556,808)
Foreign exchange risk[5]	1,006,060	Foreign exchange risk[6]	(121,489)
Credit risk[2]	101,756		—
Gross fair value of
derivatives contracts	2,245,022		(678,297)

Statement of Assets and Liabilities location:
1	Includes cumulative appreciation/depreciation of futures contracts as reported on the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Asset and Liabilities.
2	Unrealized appreciation on swap contracts.
3	Unrealized depreciation on swap contracts.
4	Outstanding options written, at value.
5	Unrealized appreciation on forward foreign currency exchange contracts.
6	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2009 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[7]	Options[8]	Contracts[9]	Swaps[10]	Total
Interest rate	(270,137)	(1,014)	—	1,286,664	1,015,513
Foreign exchange	—	—	(3,728,761)	—	(3,728,761)
Credit	—	—	—	187,782	187,782
Total	(270,137)	(1,014)	(3,728,761)	1,474,446	(2,525,466)

38

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)[11]
			Forward
Underlying risk	Futures	Options	Contracts	Swaps	Total
Interest rate	1,051,203	12,118	—	(946,837)	116,484
Foreign exchange	—	—	2,172,582	-	2,172,582
Credit	—	—	—	74,023	74,023
Total	1,051,203	12,118	2,172,582	(872,814)	2,363,089

Statement of Operations location:
7	Net realized gain (loss) on financial futures.
8	Net realized gain (loss) on options transactions.
9	Net realized gain (loss) on forward foreign currency exchange contracts.
[10]	Net realized gain (loss) on swap transactions.
[11]	Net unrealized appreciation (depreciation) on investments, financial futures, options transactions, forward foreign currency contracts and swap transactions.

During the period ended December 31, 2009, the average market value of interest rate futures contracts was $29,375,231, which represented 41.10% of average net assets.The average market value of options contracts was $122,529, which represented .17% of average net assets.The average market value of forward contracts was $52,962,733, which represented 74.10% of average net assets. The average notional value of interest rate swap contracts was $21,461,735, which represented 30.03% of average net assets.The average notional value of credit default swap contracts was $900,212, which represented 1.26% of average net assets.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at December 31, 2009 are set forth in the Statement of Financial Futures.

Options: A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date. The fund writes (sells) put and call options primarily to hedge against changes in security prices, or securities that the fund intends to purchase, or against fluctuations in value caused by changes in prevailing market interest rates or other market conditions.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the under-

40

lying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates. As a writer of an option, the fund may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended December 31, 2009:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($) Gain (Loss) ($)
Contracts outstanding
December 31, 2008	—	—	—	—
Contracts written	13,186,000	550,366	—	—
Contracts terminated:
Contracts closed	4,300,000	42,072	63,711	(21,639)
Contracts expired	1,500,000	20,625	—	20,625
Total Contracts terminated:	5,800,000	62,697	63,711	(1,014)
Contracts outstanding
December 31, 2009	7,386,000	487,669	—	—

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at December 31, 2009:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Argentine Peso,
Expiring 1/8/2010	3,370,000	878,634	884,611	5,977
Brazilian Real,
Expiring 1/8/2010	1,550,000	892,857	888,740	(4,117)
Indonesian Rupiah,
Expiring 1/8/2010	8,365,870,000	886,873	889,047	2,174
Japanese Yen,
Expiring 1/5/2010	16,848,231	181,848	180,901	(947)
Malaysian Ringgit,
Expiring 1/29/2010	2,685,000	787,829	783,175	(4,654)
Mexican New Peso,
Expiring 1/8/2010	11,460,000	887,650	875,388	(12,262)
Norwegian Krone,
Expiring 1/29/2010	4,600,000	789,862	793,471	3,609
Russian Ruble,
Expiring 1/12/2010	25,900,000	885,773	852,847	(32,926)
South Korean Won,
Expiring 2/26/2010	942,620,000	809,116	808,093	(1,023)
Sales:		Proceeds ($)
Australian Dollar,
Expiring 1/29/2010	935,000	844,436	837,332	7,104
Brazilian Real,
Expiring 1/29/2010	3,385,000	1,924,936	1,931,792	(6,856)
British Pound,
Expiring 1/29/2010	150,000	243,593	242,238	1,355

42

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
British Pound,
Expiring 1/29/2010	2,935,000	4,775,714	4,739,787	35,927
Canadian Dollar,
Expiring 1/29/2010	2,260,000	2,128,982	2,160,980	(31,998)
Euro,
Expiring 1/29/2010	20,260,000	29,442,845	29,042,884	399,961
Euro,
Expiring 1/29/2010	150,000	218,001	215,026	2,975
Euro,
Expiring 1/29/2010	5,985,000	8,698,659	8,579,549	119,110
Euro,
Expiring 1/29/2010	1,060,000	1,540,371	1,519,519	20,852
Euro,
Expiring 1/29/2010	1,835,000	2,666,341	2,630,488	35,853
Euro,
Expiring 1/29/2010	380,000	552,858	544,733	8,125
Euro,
Expiring 1/29/2010	280,000	401,120	401,383	(263)
Euro,
Expiring 1/29/2010	180,000	258,362	258,032	330
Hungary Forint,
Expiring 1/29/2010	292,580,000	1,553,137	1,550,579	2,558
Japanese Yen,
Expiring 1/29/2010	30,510,000	340,517	327,640	12,877
Japanese Yen,
Expiring 1/29/2010	369,640,000	4,124,157	3,969,480	154,677
Japanese Yen,
Expiring 1/29/2010	67,730,000	755,974	727,337	28,637
Japanese Yen,
Expiring 1/29/2010	16,170,000	180,427	173,646	6,781
Japanese Yen,
Expiring 1/29/2010	72,050,000	803,896	773,728	30,168
Japanese Yen,
Expiring 1/29/2010	128,455,000	1,434,258	1,379,449	54,809
Japanese Yen,
Expiring 1/29/2010	24,300,000	269,829	260,953	8,876
Japanese Yen,
Expiring 1/29/2010	162,935,000	1,774,862	1,749,722	25,140
Japanese Yen,
Expiring 1/29/2010	16,850,000	181,887	180,949	938

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Mexican New Peso,
Expiring 1/29/2010	18,290,000	1,426,755	1,393,306	33,449
New Zealand Dollar,
Expiring 1/29/2010	330,000	237,600	239,075	(1,475)
Polish Zloty,
Expiring 1/29/2010	1,090,000	383,708	379,910	3,798
Swedish Krona,
Expiring 1/29/2010	6,410,000	891,293	896,068	(4,775)
Swedish Krona,
Expiring 1/29/2010	8,620,000	1,184,815	1,205,008	(20,193)
Gross Unrealized
Appreciation				1,006,060
Gross Unrealized
Depreciation				(121,489)

Swaps: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward started interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

44

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the coun-terparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty.The following summarizes open interest rate swaps entered into by the fund at December 31, 2009:

					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount ($)	Entity/Currency	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

1,080,000	GBP—6 Month
	Libor	JP Morgan	6.30	6/18/2011	123,403
595,000,000	JPY—6 Month
	Yenibor	JP Morgan	1.36	1/19/2012	138,449
240,000,000	JPY—6 Month
	Yenibor	JP Morgan	1.13	2/16/2019	(31,077)
304,000,000	JPY—6 Month
	Yenibor	JP Morgan	2.08	7/28/2016	265,481
Gross Unrealized
Appreciation					527,333
Gross Unrealized
Depreciation					(31,077)

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company, obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on index issues entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the

46

same referenced entity or entities.The following summarizes open credit default swaps entered into by the fund at December 31, 2009:

		(Pay)			Upfront
		Receive	Implied		Premiums
Reference	Notional	Fixed	Credit	Market	Receivable	Unrealized
Obligation	Amount ($)[2]	Rate (%)	Spread (%)[3]	Value ($)	(Payable) ($)	Appreciation ($)

Sale Contracts:[1]
Dow Jones
CDX.NA.HY.13
Index
12/20/2014†	1,707,750[a]	5.00	5.16	(7,899)	109,655	101,756
Gross Unrealized
Appreciation						101,756

†	Expiration Date
Counterparty:
a	Goldman, Sachs & Co.
1	If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
2	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
3	Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as
“Defaulted” indicates a credit event has occurred for the referenced entity.

GAAP includes required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit deriv-

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

ative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. There are amendments, which require additional disclosures about the current status of the payment/performance risk of a guarantee.All changes to accounting policies have been made in accordance with these amendments and are incorporated within current period as part of the Notes to the Statement of Investments and disclosures within this Note.

At December 31, 2009, the cost of investments for federal income tax purposes was $85,939,661; accordingly, accumulated net unrealized appreciation on investments was $3,866,905, consisting of $5,320,696 gross unrealized appreciation and $1,453,791 gross unrealized depreciation.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, were the independent registered public accounting firm for the fund for the fiscal year ended December 31, 2008. At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of the Trust.

During the funds’ two fiscal years ended December 31, 2008 and the subsequent interim period through the effective date of PWC’s replacement: (i) no report on the funds’ financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of

48

Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

NOTE 6—New Accounting Pronouncement:

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecur-ring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements,which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

NOTE 7—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 26, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 49

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Dreyfus/Standish International Fixed Income Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus/Standish International Fixed Income Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments, financial futures and options written, as of December 31, 2009, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2008 and the financial highlights for each of the years in the four-year period ended December 31, 2008 were audited by other independent registered public accountants whose report thereon, dated February 27, 2009, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Standish International Fixed Income Fund as of December 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 26, 2010

50

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 37.22% of ordinary income dividends paid during the fiscal year ended December 31, 2009 as qualifying “interest related dividends”.

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries.Accordingly, the fund hereby makes the following designation regarding its fiscal year ended December 31, 2009:

—the total amount of income sourced from foreign countries was $2,629,330

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign sourced income for the 2009 calendar year with Form 1099-DIV which will be mailed by early 2010.

The Fund 51

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (66)
Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

- Corporate Director and Trustee

Other Board Memberships and Affiliations:

- The Muscular Dystrophy Association, Director
- CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
- The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 171

James M. Fitzgibbons (75)
Board Member (2008)

Principal Occupation During Past 5 Years:

- Corporate Director and Trustee

Other Board Memberships and Affiliations:

- Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 35

Kenneth A. Himmel (63)
Board Member (2008)

Principal Occupation During Past 5 Years:

- President and CEO, Related Urban Development, a real estate development company (1996-present)
- President and CEO, Himmel & Company, a real estate development company (1980-present)
- CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 35

Stephen J. Lockwood (62)
Board Member (2008)

Principal Occupation During Past 5 Years:

- Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 35

52

Roslyn M. Watson (60)
Board Member (2008)

Principal Occupation During Past 5 Years:

- Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:

- American Express Bank, FSB, Director
- The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee
- National Osteoporosis Foundation, Trustee
- SBLI-USA, Director

No. of Portfolios for which Board Member Serves: 35

Benaree Pratt Wiley (63)
Board Member (2008)

Principal Occupation During Past 5 Years:

- Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)
- President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Other Board Memberships and Affiliations:

- Blue Cross Blue Shield of Massachusetts, Director
- CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
- Commonwealth Institute, Director
- Efficacy Institute, Director
- PepsiCo African-American, Chair of Advisory Board
- The Boston Foundation, Director

No. of Portfolios for which Board Member Serves: 72

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

J. Tomlinson Fort, Emeritus Board Member

The Fund 53

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since December 2008.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

J. DAVID OFFICER, Vice President since January 2010.

Director of Mellon United National Bank, an affiliate of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

MICHAEL A. ROSENBERG, Vice President and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

54

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

The Fund 55

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since December 2008.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

56

For More Information

Dreyfus/Standish International Fixed Income Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol: Class I: SDIFX

Telephone Call your Financial Representative or 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

6931AR1209

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $171,042 in 2008 and $101,100 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,855 in 2008 and $12,900 in 2009. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $23,470 in 2008 and $7,500 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2008 and $0 in 2009.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $100,000 in 2008 and $4,021,870 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 19, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	February 19, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a 2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)